EXHIBIT 10.1

CTBC CORPORATE BANKING

General Agreement for Omnibus Credit Lines

(For General Credit use 2013.10 version)

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(General Agreement for Omnibus Credit Lines)

The undersigned (the “Customer”), hereby applies for an omnibus credit line with CTBC Bank Co., Ltd. (including its head office and branches, hereinafter referred to as the “Bank”) and agrees to the terms and conditions of this General Agreement for Omnibus Credit Lines (this “Agreement”) with the following total omnibus credit line (exclusive of the credit lines extended under and pursuant to any and all syndicated loans):

■ NT$90,000,000                    or its equivalent amount in foreign currency

□ ____________________ only.

(hereinafter referred to as the “Omnibus Credit Line” or the “Facility”, which is applicable to the total aggregate of all individual credit lines), to be provided for the use by the Customer in its application for any loan from the Bank under this Omnibus Credit Line. Unless otherwise agreed between the Customer and the Bank in a separate agreement or otherwise set forth in any documents, certificates, instruments, or materials submitted by the Customer to the Bank for the purpose of obtaining a credit line, this Agreement is applicable to all transactions undertaken between the Customer and the Bank, with the following terms and conditions:

A: Common Provisions

Article 1. This Omnibus Credit Line sets forth the maximum amount of the credit line extended by the Bank to the Customer for the agreed-upon purposes under each separate extension of credit lines. Within the amount allocated under this Omnibus Credit Line, the Bank may establish individual credit lines for individual credit purposes subject to the individual maximum credit limits, as set forth in the relevant portions of this Agreement. The aggregate sum of these individual credit lines is permitted to exceed the Omnibus Credit Line; however, at each actual drawdown, if the amount that has already been drawn by the Customer previously, together with the amount being drawn at the time, exceeds the Omnibus Credit Line, then notwithstanding that the amount being drawn at the time does not exceed its individual credit line, the total amount that can be drawn by the Customer will be subject to the limitations set forth by the Omnibus Credit Line; except that within the limitations set forth by the Omnibus Credit Line and the applicable individual credit line, the Customer may use those credit lines as a line of revolving credit.

If the amounts drawn involve foreign currency, the calculation of the Omnibus Credit Line and individual credit line will be based on the prevailing exchange rates set forth by the Bank at the time of that drawdown. If a fluctuation in the exchange rate causes the amount disbursed or advanced by the Bank to exceed the Omnibus Credit Line or individual credit line set forth in this Agreement, the Customer shall be jointly and severally liable to repay the excess portion.

Article 2. In its sole discretion, if the Bank determines that the Customer’s use of proceeds is improper, the Customer suffers a decline in its credit standing, the Customer fails to provide collateral as requested, or as otherwise required by any operational need of the Bank, the Bank may, from time to time, terminate the drawdown by the Customer, or decrease any of the credit lines extended hereunder. If any controversy or dispute with a third party arises as a result thereof, the Customer shall be fully liable for any and all costs, expenses, losses and damages and fully compensate and indemnify the Bank for any and all such losses and damages thereof.

Article 3. Unless otherwise required by the law, none of the repayment obligations of any indebtedness arising from any, IOUs, drafts, notes, promissory notes, bills of exchange, cheques, negotiable instruments, letters of credit, purchase orders, endorsed negotiable instruments, or other documents or instruments provided by the Customer to the Bank for the purpose of drawing on a credit line will be satisfied and discharged until all indebtedness drawn under this Agreement is satisfied and discharged.

If the Customer has any questions regarding the amount of the indebtedness, the Customer agrees that such amount shall be confirmed in accordance with the Bank’s account cards, account books, account ledgers, vouchers, computer-produced information, other documents, certificates, correspondences or photocopies of the same.

Article 4. Except as otherwise set forth herein, the contents, creation, discharge, scope and any other rights over the collateral provided hereunder will be handled in accordance with the applicable laws and agreements.

Article 5. This Agreement becomes effective on the date of its execution; except that, if, prior to that date, the Bank has disbursed or advanced any funds, issued any letters of guarantee, or extended any facilities, the terms and conditions contained herein will be retroactively effective as of the date of those actions.

Notwithstanding that the Bank has approved any request for renewal of this Agreement by the Customer, prior to the execution of that new or renewed agreement, the terms and conditions of this Agreement remains in full force and effect.

Article 6. Except those that are otherwise set forth herein to take precedent, all agreements, instruments, documents, or materials by or between the Customer and the Bank are incorporated herein as an integral part hereof and has the same effect as this Agreement.

The Customer agrees to abide by all current and future laws and regulations, as well as any other current or future policies, guidelines or regulations set forth by the Bank, the relevant bankers’ association, and the relevant authority of financial operations.

Article 7. The indebtedness created hereunder, unless the parties otherwise agree to use _______________ law as the governing law with respect to, and applied to the essential of establishment, method and validity hereof, is governed by the laws of the Republic of China.

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The place of performance of this Agreement is the location of the Bank. For any and all litigations concerning dispute or controversy arising from or in connection with this agreement, except for matters subject to exclusive jurisdiction being given to specific court in applicable laws, the Parties agree that the district court of law in the jurisdiction where the Bank’s Head Office or its _______ Branch is located, or the Customer’s property is in existence, or Taipei District Court, Taiwan shall be the court of first instance.

Article 8. This Agreement, its application form, all documents, instruments, and materials used to obtain credit lines, and all collateral related documents and instruments are executed in both Chinese and English. If there is any conflict or discrepancy between the Chinese and English versions hereof and thereof, the Chinese version will prevail.

Article 9. (Provisions for Information Sharing between a Financial Holding Company and its Subsidiaries)

1.For cross-selling purposes, the Customer agrees that the Bank may furnish the Customer’s information (including, without limitation, its basic, account, credit, investment, and insurance information) to the financial holding company that the Bank is a part of, or to the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, for mutual disclosure, transfer, and sharing.

2.The contents and scope of the information referred to hereinabove are as follows:

(1) Basic Information: including, without limitation, name, date of birth, identification number, contact telephone number, and address.

(2) Account Information: including, without limitation, account numbers or other numbers of comparable function, credit card numbers, savings account numbers, trading account numbers, savings and loan amounts, and other trading information, and financial statements.

(3) Credit Information: including, without limitation, records of dishonored checks, cancellation records, rejection records, and other operational information.

(4) Investment Information: including, without limitation, objectives, amounts, timing, of investments and sales of investments information.

(5) Insurance Information: including, without limitation, insurance types, periods, insured amounts, premium payment methods, claims processing, records of refusals to insure, and other information.

3.The Customer understands and agrees that the Bank, the financial holding company that the Bank is a part of, and the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may, in accordance with their business objectives and as permitted by the law, collect, process by computer, transmit internationally, and use (including for the purposes of administrative research, promotion, or distribution of consumer reports, etc.) the Customer’s personal information.

4.The Customer also agrees that the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may designate a third party to process that information. The Customer further consents and agrees to any and all disclosure of the information set forth in the item 1 of this Article to that third party designated by the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act.

B: General Provisions

Article 1. (Scope of Indebtedness)

All indebtedness, whether set forth herein or elsewhere, means all indebtedness arising from loans, advances, acceptance, note payments, guarantee, bank guarantee, overdraft, discount, purchase of clean bills, issuance of letters of credit, import and export negotiation, import and export foreign exchange business, account receivables financing agreement, financial derivatives trading agreement, credit card agreement, merchant agreement, and all other indebtedness arising from business dealings with the Bank, including interest, default interest, penalties, processing fees, indemnity for damages and other relevant expenses.

Article 2. (Joint and Several Liability)

If the Customer, together with any other debtor or debtors, jointly present the Bank with one or more agreements or invoices for the purpose of drawing a loan, notwithstanding that the Bank has advanced or disbursed funds only to those other debtors, it will be deemed as if the Bank disbursed the funds to the Customer. The Customer shall acknowledge that indebtedness as its own and agrees to be jointly and severally liable for that indebtedness.

Disbursement of funds to any one or more Customers will be deemed as disbursed to all Customers jointly and severally. Each Customer acknowledges the indebtedness as its own and agrees to be jointly and severally liable for that indebtedness.

Article 3. (Notification of Modified Items and Document Delivery)

If there is any agreement, amendment, modification or addition to the name, organization, constituent documents, chop specimen, authorized representative, representative’s scope of representation, or any other matters, the Customer shall inform and obtain approval from the Bank for those changes or cancellations of any chop specimen that is no longer effective but was furnished to the Bank earlier. Prior to obtaining the approval from the Bank for those changes and cancellation of the chop specimen, the chop specimen originally provided to the Bank remains in full force and effective. The Customer shall take full responsibility and be liable for any transactions undertaken by the Bank based on any such chop specimen.

If delivered by mail, courier, or personally delivered to the last known address of the recipient or its representative, any notices or request for repayment or communication made under or pursuant to a provision contained herein will be deemed to be duly delivered and received. However, if the recipient or its representative changes its address, or those notices, requests or communications cannot be delivered for any reason attributable to the recipient or its representative, and neither the recipient nor its representative has so notified the Bank, the aforementioned notices, requests, or communications will then be deemed to be duly delivered and received once sent by the Bank, via post, to the last known address of the recipient or its representative and the normal time required for mail delivery has elapsed.

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The Customer agrees to exempt the Bank from any and all notice obligations, if the Bank entrusts its creditor’s rights against the Customer (or assets) to a trust or a special purpose company or vehicle for the purposes of securitizing its financial assets.

Article 4. (Interest)

The interest rate will be established according to the individual credit agreement, or Drawdown Application or other related documents and instruments. If there is no such agreement, the interest rate will be determined and established by adding 4% per annum to the Bank’s annual Base Rate at the time of the creation of that indebtedness.

With respect to the aforementioned interest rate, the Bank may make any adjustments in conformity with any adjustment in its Base Rate or any agreed-upon interest rate, and that adjustment will be effective upon the Bank’s publication or notification. Unless otherwise agreed, any and all interest must be paid on a monthly basis. If any interest payment is delinquent for one year and is still unpaid despite the Bank’s warning, the Bank may roll such delinquent interest over into the principal of the indebtedness.

Article 5. (Acceleration)

If any of the following occurs with respect to the indebtedness owed by the Customer to the Bank, except items (6) ~ (9) in which case the Bank shall give a prior notice or demand with a reasonable cure period, the Bank in its discretion may then immediately suspend the credit extension to the Customer, or reduce the credit line, or shorten the credit extension term , or declare all principal and interest amounts immediately due and payable:

1. Any failure to repay any principal or indebtedness when due under the specific Agreement;

2. Any filing for composition, bankruptcy, or reorganization by the applicable law, or rejection and notification by the Bills Clearing House, ceasing of business operation, settlement of all indebtedness;

3. Any failure to provide collateral as previously agreed;

4. In the event of the death of an individual Customer, the heir or successor of the Customer declares a limited inheritance or waives rights to inherit;

5. The Customer’s assets are confiscated as a result of a criminal case or investigation.

6. Any failure to make any interest payment for any indebtedness;

7. The collateral is attached, lost or destroyed, loses its value, or becomes insufficient to secure the creditor’s rights;

8. The Customer’s actual use of proceeds deviates from the use approved by the Bank;

9. Any compulsory execution, provisional seizure, provisional injunction or precautionary measure resulting in the Bank unable to be secured or repaid; or

10. In addition to the circumstances specified in the above items, the occurrence of any event specified in any agreement, whereby the Bank, for the purpose of maintaining its secured creditor’s rights, demands the acceleration of repayment (whether or not any notification is required.)

Article 5-1.

The Customer agrees that if the Customer is in breach of any of the following provision(s), the Bank shall have right to immediately suspend the credit extension to the Customer, or reduce the credit line, or shorten the credit extension term , and/or declare all principal and interest amounts immediately due and payable:

1.	The Guarantor who is a member of Board of Directors or Board of Supervisors of the Customer or any Corporate Legal Representative of the Customer and guarantees all or any part of said credit line quits or is removed from office voluntarily or involuntarily; or occurs any of following events: restructure, bankruptcy, liquidation, death, being declared and put under custody or assistance, or being declared totally or partially incompetent at law. On the occurrence of any of afore-mentioned events, the Customer shall at latest before the end of the immediately next business day inform the Bank via telephone, fax, or mail of said event forthwith, and notify the Bank in writing of full particulars of said event in three (3) days. Upon request of the Bank, the Customer shall provide to the Bank the required documents which show that qualified party/parties have agreed to take the position and assume the obligations of P/Note Guarantor, and/or the collateral(s) acceptable to the Bank have been transferred, registered, or otherwise encumbered in favor of the Bank.
2.	If the person who guarantees all or any part of the Customer’s said credit line has determined to terminate his/her/its guarantee, in case such person’s guarantee is of definite period, the Customer shall provide to the Bank the required documents within 30 days prior to the end of the guarantee period, in case such person’s guarantee is of indefinite period, the Customer shall provide to the Bank the required documents in 5 days of receipt of the Bank’s notification, which show that the original Guarantor has agreed to continue or other qualified party/parties have agreed to take the position and assume the obligations of P/Note Guarantor, and/or the collateral(s) acceptable to the Bank have been transferred, registered, or otherwise encumbered in favor of the Bank.

Article 6. (Substitution of Guarantor)

Based on a tangible fact (or due to the occurrence of an event set forth in any of the acceleration clauses contained in Article 5 of the General Provisions hereof), if the Bank determines that any guarantor’s credit standing is deficient and there is a need to substitute or replace one or more guarantors, immediately upon receiving that notice from the Bank, the Customer shall substitute or replace that guarantor or guarantors. The original guarantor or guarantors shall have their guarantee obligations discharged by notice of the Bank, only after the new guarantor or guarantors enter into that new guarantee agreement and the permission from any and all remaining original guarantors, who have not been substituted or replaced. However, if it is agreed that the new guarantor or guarantors shall not be obligated to the indebtedness incurred by the Customer prior to their substitution or replacement, the guarantee obligation of the original guarantor or guarantors will not be discharged until that indebtedness has been fully repaid, satisfied and discharged and the relevant substitution or replacement is completed.

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Article 7. (Set-Off )

Irrespective of the term of repayment for any indebtedness by the Customer to the Bank, if the Customer breaches any of the provisions contained herein or elsewhere, the Bank may debit any and all deposits of the Customer with the Bank or accelerate the repayment term of any and all indebtedness of the Bank to the Customer prior to its maturity date (except for any checking deposits which are not terminated). The Bank may further set off those amounts against any and all indebtedness incurred by the Customer to the Bank.

The Customer understands and agrees that, the checking deposit agreement entered into by and between the Customer will be terminated upon the event that: if there is a breach of any provision contained in any agreement or documents by and between the Customer and the Bank, and the Bank accelerates the maturity date, in accordance with the provisions contained therein. In the event that the checking deposit is so terminated, the Bank shall immediately return any and all balance in such checking deposit account and set it off against any and all indebtedness incurred by the Customer to the Bank.

The set off set forth in the preceding paragraphs will become effective upon the act of debiting from the applicable accounts. Concurrently, any and all savings vouchers, passbooks, checks, or other vouchers issued by the Bank to the Customer will also be annulled to the extent of that set-off.

If any of the following events occurs, the Bank shall not exercise its right to set off:

1. If there is any law or regulation prohibiting the Bank from exercising its set off right.

2. If it is otherwise agreed that the Bank shall not exercise its set off right.

3. If there exists a management of other’s affair without mandate, or there is any agreement with a third party under and pursuant to which the Bank shall make payments to the Customer.

Article 8. (Supervision, Audit, Review, and Furnishing Information)

The Customer agrees to the Bank’s right, but not obligation, to supervise the Customer’s use of proceeds from the credit line, audit Customer’s operations and finances, and examine and supervise the status and preservation of the collateral. The Customer further agrees to the Bank’s or Joint Credit Information Center’s review of its account ledgers, financial statements (including its consolidated financial statements reflecting its affiliated businesses), documents, files and records. Each of the Bank or Joint Credit Information Center may also request the Customer to periodically submit the credit approval data, or request the Customer to provide financial statements, certified by an audited accountant recognized by the Bank, or the working paper thereof.

Neither the Bank nor the Joint Credit Information Center will be obligated to conduct supervision, audit, or review. If the Bank determines that there is a need for the Customer to improve its financial condition, the Bank may then restrict the Customer’s distribution of profits and earnings and request the Customer to undertake recapitalization or other action to improve its financial condition.

Article 9. (Defect, Damage or Loss of any Negotiable Instruments and IOUs)

If, for any reason that cannot be attributed to the Bank, any loss or damage occurs to any IOUs, notes, negotiable instruments, or any other debt certificates that are signed, endorsed, accepted, or guaranteed by the Customer, or if a change, revision, or alteration is made to any such debt certificates for which the Bank cannot be held responsible, then, other than those account ledgers, vouchers, computer-produced documents, and photocopies of transmitted records that the Customer has proved to be inaccurate and corrected by the Bank, the Customer consents to the content and description within all such records. The Customer further agrees to repay the various fees, charges, costs, expenses, penalties, principal and interest of the indebtedness on the maturity date, or, if requested by the Bank, rectify or provide new or additional IOUs, notes, negotiable instruments, or any other debts certificates prior to the maturity date.

Article 10. (Provision of Credit Information)

The Customer agrees that the Bank, for the purposes of understanding and determining the Customer’s credit standing and determining the credit line to be extended, or for any other purpose necessary or appropriate to the Bank’s operational objectives, may furnish the Customer’s basic, financial, savings, exchange, customs declaration, personal credit card usage, credit transaction, credit investigation, personal line of credit, negotiable instruments credit information, and any other such personal credit information related to the Agreement, to the Bank, other financial institutions, affiliates, Taiwan Depository and Clearing Corporation, Financial Information Service Co., Ltd., National Credit Card Center, Joint Information Credit Center, Small and Medium Business Credit Guarantee Fund, the Overseas Chinese Credit Guarantee Fund, any assignee (potential assignee) of Bank’s loan, participant (potential participant) of Bank’s loan, or any other Bank’s authorized agents. In accordance with the Bank’s registered business scope and its Articles of Incorporation and the purposes set forth herein, the Bank may further collect, computer-process, internationally transmit, and use any and all such personal information of the Customer. The Bank may further request such personal information of the Customer from the aforementioned institutions or agencies.

If the Customer is restricted or prohibited from providing the aforementioned information due to the laws of its place of business or registration (such as Hong Kong or other off-shore jurisdiction), the Customer nevertheless agrees that the Bank, its head office, or any of its branches, may, in compliance with the scope of its registered business, manage, control, or disclose information with respect to the total credit line, outstanding balance, and other relevant information.

Article 11. (Exchange Rate for Foreign Currency Repayment)

If the Customer fails to perform its repayment obligations denominated in foreign currency, the Customer shall repay, on the maturity date, the principal and interest in New Taiwan Dollars, converted according to the Bank’s then published spot exchange rate to sell that currency, or in its original currency. If the Customer delays its repayment for any reason, then it shall also pay the default interest and penalties incurred and pursuant to the relevant provisions.

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Article 12. (Authorization)

Customer’s authorization: the Customer authorizes the Bank to fill in the maturity date for any and all of Customer’s IOUs, or promissory notes, that is within the Bank’s custody, control, or possession.

Any and all transactions undertaken between the Customer and the Bank will be deemed effective if signed or chopped in accordance with any one of the authorized signatures or chops specimen (i.e. the chop specimen registered with the Ministry of Economic Affairs), or any other specimen of chop or signature furnished by the Customer to the Bank in accordance with relevant agreements.

Article 13. (Default Penalties)

If the Customer fails to pay interest on time, fails to repay the principal when due, fails to repay the principal and interest in installments, or fails to perform any of its repayment obligations whatsoever, penalty or penalties will be calculated from the time of the default to the time of repayment and will be assessed as follows:

Default Penalty with Respect to Repayment in Installments:

For any installment repayment delayed for a period of less than 180 days (inclusive): the repayment amount due in that period (including the amortized principal + interest due) x agreed interest rate x days delayed / 365 days x 1.1.

For any repayments delayed for more than 180 days: the repayment amount due in that period (including the amortized principal + interest due) x agreed interest rate x days delayed / 365 days x 1.2.

Default penalty for failure of any repayment of principal when due:

For failure of any repayment of principal when due for less than 180 days (inclusive): the total outstanding unpaid principal on the maturity date x agreed interest rate x days defaulted / 365 days x 0.1.

For failure of any repayment of principal when due for more than 180 days: the total outstanding unpaid principal on the maturity date x agreed interest rate x days defaulted / 365 days x 0.2.

Article 14. (Application Provision)

If the Customer’s repayment or the amount automatic debited by the Bank under or pursuant to the relevant provisions contained herein is not sufficient to cover Customer’s total indebtedness, the repayment or the amount debited by the Bank shall be applied in the following order: miscellaneous fees, charges, costs, and expenses (including Bank advanced insurance premium for collateral), default penalties, interest, default interest, and the principal; except that if the amount advanced by the Bank pursuant to the forgoing provision is an insurance premium in fire or earthquake risks, the Customer consents that the Bank may make the application thereof after six months from the date the funds were advanced or disbursed. However, if the Customer’s debts are payable and due, the Customer intentionally delays the repayment, or other event arises that severely decreases the Customer’s credit standing, this provision will not apply.

Article 15. (Other Costs and Expenses)

If the Bank conducts collection or initiates any legal proceedings as a result of the Customer’s failure to repay on time, the Customer agrees to be jointly and severally liable for the investigation costs and expenses, warehouse charges, transportation costs, attorneys’ fees (to retain counsel), and any other costs or expenses incurred by the Bank for the purpose of executing or securing its creditor’s rights against the Customer, unless the court adjudicates against the Bank.

Article 16. (Risk Control of Financial Holding Company)

1. The Customer agrees that the Bank may furnish the Customer’s information (including, without limitation, the basic personal information, account information or credit information) to the financial holding company that the Bank belongs to for mutual disclosure, transfer and sharing.

2. The Customer understands and agrees that the Bank and the financial holding company that the Bank belongs to may, for the purpose of risk control other purposes to the extent permitted by the law, collect, process by computer, transmit internationally, and use the Customer’s personal information (including, without limitation, for the purposes of risk control and administrative research).

3. The Customer also agrees that the Bank and the financial holding company that the Bank belongs to may designate a third party to process the transaction with the Customer or the Customer’s information. The Customer further consents and agrees to any and all disclosure of the information set forth in the item 1 of this Article to that third party designated by the Bank and the financial holding company that the Bank belongs to.

C: Security Provisions

Article 1. (No Defect)

Each of the Customer and collateral provider represents and warrants that the Customer or collateral provider, as the case may be, has all rights and title to the collateral. There is no lien, charge or encumbrance on the collateral by any third party. If a controversy or dispute arises, the Customer or collateral provider shall be solely responsible for handling the matter and the Bank shall have no part in that controversy or dispute.

The Customer or collateral provider, as the case may be, represents and warrants that all movable assets provided as collateral, and storage location thereof, match the information shown on the collateral list. If any documents or instruments of title such as bills-of-lading or warehouse receipts are provided as collateral, the name, type, quality, quantity, format, and other conditions listed therein match the information shown on the collateral list.

If any documents or instruments of title such as bills-of-lading or warehouse receipts are provided as collateral and the listed quality or quantity deviates from its actual condition in that the quality is different, the number is less than represented, or it is otherwise false or inaccurate, either the indebtedness must be repaid immediately or the collateral must be supplemented or replaced by the Customer or collateral provider, in order to match or be comparable to the listed collateral, irrespective of whether the collateral was stored in the Bank’s self-operated warehouse, unless the deviation can be attributed to the Bank’s willful misconduct or gross negligence.

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Article 2. (Storage and Safeguarding of the Movable Assets)

If the collateral is a movable asset, the Bank may determine its storage location and safeguarding method, and inspect it at any time. If the Customer or collateral provider, as the case may be, improperly stores or safeguards the collateral, within the designated time period by the Bank, the Bank may give notice to the Customer or collateral provider, as the case maybe, to move the collateral or rectify the situation, and the Customer or collateral provider shall then act so immediately. Unless it is attributable to the fault of the Bank, the Bank will not be liable for any loss or damage incurred due to any movement or non-movement of the collateral, while it is in the possession, custody or control of the Bank.

Article 3. (Responsibility of Safeguarding)

The Bank is not responsible for any loss or damage of the collateral while it is in the Bank’s possession, custody or control unless that adverse condition is caused by Bank’s willful misconduct or gross negligence. If the Bank is held to be responsible for any loss or damages as a result of its breach of a provision contained herein, the Bank’s duty of care will, nevertheless, be subject to the limit of no willful misconduct or gross negligence.

Article 4. (Limitations on the Disposal of Movable Assets and the Obligations for Use and Safeguarding)

Prior to the full repayment of the secured indebtedness and without the written consent of the Bank, the Customer or collateral provider, as the case may be, shall not transfer, mortgage, pledge, lease, pawn, move, or otherwise dispose the collateral.

If there is a need for any change, improvement, enhancement, or abandonment of the collateral, the Customer may do so only after the written consent of the Bank has been obtained. If any change to the registration is required, the Customer or collateral provider, as the case may be, agrees to take all necessary and proper actions relating to the change in registration and bear all related costs and expenses.

The Customer or collateral provider, as the case may be, agrees to use and safeguard the collateral in conformity with the duty of a good administrator, and not to neglect to repair, maintain, or undertake any other safeguarding measures. The Customer shall bear any and all costs, expenses, fees, and charges relating to the taxes, repair, maintenance, or preservation of the collateral.

Article 5. (Replacement or Supplement of the Collateral)

If the collateral is lost, damaged, destroyed, or decreased in value for whatever reason that is not attributable to the Bank, the Customer or the collateral provider, as the case may be, agrees to immediately replace or supplement the collateral, as requested and approved by the Bank, or immediately repay all indebtedness.

Article 6. (Procedures and Insurance)

In conformity with all laws, regulations, and provisions contained herein and therein, the Customer or collateral provider, as the case may be, shall provide proper storage, pay all taxes and insurance (including, without limitation, any renewal or additional coverage), deliver, manage, move, or handle any other tasks relating to the collateral. The Customer or collateral provider, as the case may be, shall bear all related costs, expenses, and taxes.

If the collateral is insurable, the Customer or collateral provider, as the case may be, shall designate the Bank as the beneficiary, and duly insure the collateral against fire or any other risks requested by the Bank, at the costs and expenses of that Customer or collateral provider. If the Customer fails to initiate or renew any insurance coverage, the Bank, at its sole discretion, may insure or renew the policy against the risk of fire or any other risks, claims, liabilities, losses, or damages. The Customer shall then immediately reimburse the Bank for the funds advanced to pay the insurance premium and relevant interest, otherwise the Bank may deem and include the funds advanced and relevant interest payment due as an integral part of the indebtedness so secured by the collateral with equal claim of priority. For the avoidance of doubt, the Bank has the right, but not the obligation, to initiate or renew the aforementioned insurance.

If the collateral is lost or destroyed, the Customer or collateral provider, as the case may be, shall immediately repay the indebtedness in full, or, subject to the Bank’s approval, provide additional collateral. The Customer or collateral provider, as the case may be, shall not then refuse to repay the indebtedness in full for any reason including, without limitation, the delay, rejection, or insufficiency of the insurance compensation by the insurance company.

Article 7. (Restrictions on the Disposal of Immovable Assets and Joint Security)

If the collateral is a piece of real property, the Customer or collateral provider, as the case may be, shall not construct, renovate, demolish, or undertake any other action that may decrease the value of the collateral, without the prior written consent of the Bank. If any mortgages, superficies or leases are created or that piece of real property suffers any losses, damages, or decreases in value after it has become a security interest, the Customer or collateral provider, as the case may be, shall immediately and accurately informed that situation to the Bank in writing. If the Bank suffers any losses or damages due to any breach of the terms and covenants or any inaccuracy in the representation made by the Customer or collateral provider, as the case may be, that Customer or collateral provider shall be fully liable for all civil or criminal responsibilities arising therefrom.

The Bank shall have the full security interest in the foregoing collateral, irrespective of when or the order in which it is provided. The interest secured includes all past and present indebtedness and any indebtedness hereafter created because of the business transaction between the Bank and the Customer. The Bank has the right to set the maximum lien thereof at a value that is 120% of the indebtedness.

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Article 8. (Return or Replacement of Collateral and its Certificates)

Any person who requests the Bank to return or replace the collateral, its title certificates, or other related documents or instruments, by tendering the receipt, certificate of custody, account passbook, specimen, or other certificates or invoices initially issued by the Bank to the Customer or collateral provider, as the case may be, is deemed the duly authorized representative of that Customer or collateral provider. The Bank may then return or replace the collateral accordingly.

Article 9. (Note Receivable)

If the Customer indorses and transfers a negotiable instrument to the Bank as collateral or repayment of the indebtedness, the Customer agrees to the following:

1. For the convenience of bookkeeping, the Bank may collect the payment made pursuant to that negotiable instrument, accrue it to certain amount, and set it off against the Customer’s indebtedness. The Customer remains liable for any balance of the indebtedness, if any.

2. After the Bank has collected the payment made pursuant to the aforementioned negotiable instrument upon its maturity, subject to the Bank’s prior written consent, the Customer may again provide security by deliver another negotiable instrument of equal or greater value than the one collected by the Bank. The Bank shall then remit, credit, and deposit that amount in the Customer’s account with the Bank or another financial institution. The Customer remains liable for any balance of any and all indebtedness according to its terms and conditions in the related IOUs or negotiable instruments.

3. If the aforementioned negotiable instrument is not accepted or honored, and the Customer fails to handle the situation in a designated time of period or cannot be notified, the Bank may settle the collection matter with that obligor of such negotiable instrument at an amount less than its face value, at the Bank’s sole discretion or depending on the financial condition of the obligor of that negotiable instrument.

Article 10. (Notification of Collateral Modification and Collection of Interest or Compensatory Fees)

In the event that any change occurs in the collateral such as a loss, damage or decrease in value, or any interest, any compensation for eminent domain, or for any other reason which shall be compensated by a third party, the Customer shall notify that situation to the Bank immediately. The Bank has the right, but not the obligation, to collect that fund and set it off against the Customer’s indebtedness, and the Customer shall not collect that fund without the Bank’s prior written consent. If the Bank incurs any loss or damage due to failure of the notification with respect thereto, the Customer shall be liable for any and all losses or damages related thereto.

Article 11. (Partial Repayment)

In the circumstance that there is a partial repayment of the indebtedness, without Bank’s prior written consent, a joint and several debtor or collateral provider, as the case may be, shall not request the Bank to return the collateral in equal proportion pursuant to that repayment. If any change to the registration is thereafter required, that Customer or collateral provider shall be liable for any and all related costs and expenses.

Article 12. (Registration Expenses)

If the collateral provided by the Customer or the collateral provider, as the case may be, requires certain registration or title transfer, the Customer or collateral provider, as the case may be, agrees to process the registration or transfer of title immediately and furnishes the Bank all such documents, instruments or materials. That Customer or collateral provider shall also bear all costs and expenses with respect thereto.

Article 13: (Causes of Confirmation of Secured Credit Rights)

If the amount of the encumbrance created on the collaterals is the maximum mortgage amount and/or maximum pledge amount, the Bank may unilaterally suspend the credit extensions or transactions and refrain from engaging in other credit extensions or transactions in case of the occurrence of any of the following events:

(1) The original date of confirmation of the credit rights is due.

(2) The modification of the scope of the secured credit rights or another event causes the original credit rights to stop arising.

(3) The legal relationship from which the secured credit rights arise has been terminated or has extinguished as a result of another event.

(4) The Bank refuses to allow any credit rights to continue to arise, or there is an instance under Article 881-5 or 881-7 of the Civil Code where the Customer (including the jointly and severally liable borrower) or the collateral provider requests for confirmation.

(5) The Bank petitions for a ruling to auction the collaterals, or requests for the assignment of the ownership of the collaterals according to the provision of Article 873-1 of the Civil Code, or the making of an agreement according to the provision of Article 878 of the Civil Code.

(6) The collaterals are attached by the court upon another creditor’s petition for compulsory execution, and the Bank is aware of, or has been notified by the execution court of this fact. However, this restriction shall not apply to the circumstance where the attachment on the collaterals is revoked.

(7) The Customer, the jointly and severally liable debtor, or the mortgagor/pledgor is adjudicated bankrupt by the court. However, this restriction shall not apply to the circumstance where the court’s adjudication is annulled and the annulment is confirmed.

(8) There is an instance as mentioned in Article 881-10 of the Civil Code.

(9) There are other circumstances which cause the original credit rights to be confirmed.

The Customer or the collateral provider irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum mortgage amount/ maximum pledge amount, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and that the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

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D: Individually Negotiated Clauses

For exclusive use by the Customer (including, without limitation any and all co-makers of negotiable instrument, collateral providers, or makers of promissory notes issued to secure each drawdown):

The Customer(s) hereby represents and warrants that I have had a reasonable time and opportunity to reviewed all the provisions contained in this Agreement, and I have specifically negotiated the following provisions: (1) Articles 1, 5, and 9 of the Common Provisions; (2) Articles 1, 2, 5, 6, 7, 10, 12, 14, 15 and 16 of the General Provisions, and (3) Articles 6, 12and 13 of the Security Provisions. The Customer(s) fully understand the content of all the provisions contained herein and consent to the terms and conditions hereof. The Customer(s) hereby execute this Agreement by the following chop or signature.
(Chop)

E: Base Interest Rate

One: 3-Month Base Rate Benchmark

“Base Rate” means the monthly average interest rate of “90-day secondary market interest rate of commercial papers” plus the “Bank’s operation costs”.

1. The information is sourced from the TWCPBA FIXING RATE published daily by the Thomson & Reuters.

2. The adjustment will be made once every three months:

Ⅰ Interest Rate Effective Date	1/13 ~ 4/12	4/13 ~ 7/12	7/13 ~ 10/12	10/13 ~ 1/12
Ⅱ Sample Date	12/1 ~ 12/31	3/1 ~ 3/31	6/1 ~ 6/30	9/1 ~ 9/30

(1)“3-Month Base Rate” is adjusted and announced by the Bank on each January 13, April 13, July 13, and October 13 of each year.

(2)“90-day secondary market interest rate of commercial papers” means the average monthly rates of 90-day commercial paper secondary market taken on each March, June, September, and December of each year (which shall be the arithmetic average with the averages rounded to the nearest hundredth).

3. “Bank’s operation costs” means that Banks’ operation costs as adjusted on April 13th of each year and published on the Bank’s website,

4. If the “Base Rate” adjustment date falls on a weekend or holiday, the adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.

5. If an event of Force Majeure occurs that results in the Base Rate of the Bank to deviate from the market rate, the Bank has the right to change the composition formula of its Base Rate; on the condition that, at least 10 days prior to that change and subject to the approval from the Central Bank of China, the Bank first publishes the changed composition formula of the Base Rate at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

Two: 1-Month Base Rate Benchmark

“Base Rate” means the monthly average interest rate of “90-day secondary market interest rate of commercial papers” plus the “Bank’s operation costs”.

1. The information is sourced from the TWCPBA FIXING RATE published daily by the Thomson & Reuters

2. The adjustment will be made once every month:

Ⅰ Interest Rate Effective Date	the 13th day of current month ~ the 12th day of next month
Ⅱ Sample Date	the 1st day of the month prior to the interest rate taking effect ~ the last day of that month

(1)“1-Month Base Rate” is s adjusted and announced by the Bank at the 13th day of each month.

(2)“90-day secondary market interest rate of commercial papers” means the monthly average rate shall be determined based upon the average rate of the month prior to the instant effective month (which shall be the arithmetic average with the averages rounded to the nearest hundredth).

3. “Bank’s operation costs” means that Banks’ operation costs as adjusted on April 13th of each year and published on the Bank’s website,

4. If the “1-Month Base Rate” adjustment date falls on a weekend or holiday, the adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.

5. If an event of Force Majeure occurs that results in the Base Rate of the Bank to deviate from the market rate, the Bank has the right to change the composition formula of its Base Rate; on the condition that, at least 10 days prior to that change and subject to the approval from the Central Bank of China, the Bank first publishes the changed composition formula of the Base Rate at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

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Three: 3-Month Index 1 Rate Benchmark

The “Index 1 Rate” is composed of the monthly average of the One-Year New Taiwan Dollar IRS Interest Rate.

1. The information is sourced from the TWDIRS1 AVG RATE published daily by the Thomson & Reuters

2. The adjustment will be made once every three months:

ⅠInterest Rate Effective Date	1/13 ~ 4/12	4/13 ~ 7/12	7/13 ~ 10/12	10/13 ~ 1/12
Ⅱ Sample Date	12/1 ~ 12/31	3/1 ~ 3/31	6/1 ~ 6/30	9/1 ~ 9/30

(1) “3-Month Index 1 Rate” is adjusted and announced by the Bank on each January 13, April 13, July 13, and October13 of each year.

(2) The monthly average interest rate of the One-Year New Taiwan Dollar IRS Interest Rate is the average of the monthly rates of one-year New Taiwan Dollar IRS interest rate taken on each March, June, September, and December of each year (which shall be the arithmetic average with the averages rounded to the nearest hundredth).

3. If the “Index 1 Rate” adjustment date falls on a weekend or holiday, that adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.

4. If an event of Force Majeure occurs that results in the Index 1 Rate to deviate from the market rate, the Bank shall have the right to change the pricing index to the Base Rate; on the condition that, at least 10 days prior to that change, the Bank first publishes that change at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

Four: 1-Month Index 1 Rate Benchmark

The “Index 1 Rate” is composed of the monthly average of the One-Year New Taiwan Dollar IRS Interest Rate.

1. The information is sourced from the TWDIRS1 AVG RATE published daily by the Thomson & Reuters~~.~~

2. The adjustment will be made once every months:

Ⅰ Interest Rate Effective Date	the 13th day of Current Month ~ the 12th day of Next Month
Ⅱ Sample Date	the 1st day of the month prior to the interest rate taking effect ~ the last day of that month

(1) “1-Month Index 1 Rate” is adjusted and announced by the Bank at the 13th day of each month.

(2) The monthly average interest rate of the One-Year New Taiwan Dollar IRS Interest Rate shall be determined based upon the average rate of the month prior to the instant effective month (which shall be the arithmetic average with the averages rounded to the nearest hundredth).

3. If the “Index 1 Rate” adjustment date falls on a weekend or holiday, that adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.

4. If an event of Force Majeure occurs that results in the Bank’s Index 1 Rate to deviate from the market rate, the Bank shall have the right to change the pricing index to the Base Rate; on the condition that, at least 10 days prior to that change, the Bank first publishes that change at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

F: Special Provisions for Individual Credit Lines

General Credit Line Agreement:

Article 1 (Credit Line)

This credit line is limited to the amount agreed upon between the Customer and the Bank.

Article 2. (Term of Credit Facility)

The term under and pursuant hereto shall begin on the date hereof and terminate on either the date the Customer fully performs all of its obligations hereunder or on a date otherwise agreed by the Bank and the Customer.

Article 3. (Interest, Repayment Procedure, and Administrative Fees)

Payment and repayment under and pursuant hereto shall be made by the Customer in accordance with the method set forth by the Bank or as agreed by the Bank and the Customer.

Overdraft Agreement:

Article 1. (Overdraft Account)

Beginning on the date hereof, the Customer shall utilize any and all overdrafts from the checking deposit account that the Customer opened with Bank by issuing a cheque or cheques, or any other negotiable instrument approved by the Bank. The Customer shall also repay all overdrafts occurred prior to the date hereof in accordance with the terms and conditions hereof.

Article 2. (Interest)

The interest rate of the aforementioned overdrafts will be calculated by using the annual interest rate agreed by or between the Customer and the Bank on a monthly basis, and rolled over into the account overdrafted. If the principal and interest amounts exceed the agreed overdraft limit, the Customer shall immediately repay the excess amount.

Article 3. (Term of Overdraft and Penalties)

The term of the overdraft begins on the date hereof and terminate on the agreed upon date, whereupon the Customer shall immediately repay the full amounts of the principal and interest. Any and all default interest and penalties incurred therein will be calculated in accordance with the agreed interest rate.

If the Bank determines that the Customer’s use of the overdraft proceeds is improper, or if any other reason exists, the Bank may, at any time, decrease the overdraft limit or refuse to honor cheques or other negotiable instruments and further notify and request the repayment of the overdraft amounts of principal and interest within one month, irrespective of any repayment period set forth herein or elsewhere. The Customer shall then immediately comply therewith and thereto without objection. The Customer shall bear full responsibility of any controversy or dispute with a third party arising as a result therefrom, and if the Bank incurs any loss or damage as a result thereof, the Customer shall further compensate and indemnify the Bank for any and all costs and expenses thereof.

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Guarantee Agreement:

Article 1. (Counter Party, Scope, Limits, Responsibilities and Term)

The Customer hereby delegates the Bank to act as a guarantor and provide any third party (hereinafter referred to as the “Third Party Creditor”) with the guarantee documents and instruments in accordance with the following terms and conditions:

1. Scope of the Guarantee: the scope of the guarantee herein is as set forth in the guarantee documents or instruments issued by the Bank.

2. Limit of the Guaranteed Amount: the guarantee amount herein is limited to the amount agreed between the Customer and the Bank.

3. Responsibilities of the Guarantee: if the Customer fails to perform any term or condition under or pursuant to any agreement between the Customer and the Third Party Creditor, upon receiving written notice from the Third Party Creditor with respect thereto, the Bank shall immediately perform its guarantor’s obligations as a primary obligor without the right of benefit of discussion or other objection.

4. Term of the Guarantee: the term herein is as set forth in the guarantee documents or instruments issued by the Bank.

5. Other delegation items shall comply with any and all terms and conditions set forth in the agreement between the Customer and Third Party Creditor or the request by the Third Party Creditor.

Article 2. (Term)

The term of this agreement begins on the date hereof and terminates on the date that the Customer fully performed all of its obligations and repay all of its indebtedness. During the term of this agreement, the Customer has the discretion to request the Bank to provide guarantee at once, in multiple instances, or as a revolving guarantee facility within the limits of the guaranteed amount. All the guarantee documents or instruments signed by the Bank during the term of this agreement will be valid and effective. If the Bank disburses or advances any guarantee payment subsequent to the term hereof, the Customer shall remain fully liable to reimburse the Bank for the full amount.

Article 3. (Guarantee Service Fees)

The guarantee service fee referenced herein must be paid according to the Bank’s approved rate and relevant rules of the Bank; provided, however, the minimum charge will be NT$1,000. If the Bank provides the guarantee in multiple instances or as a revolving facility, the fees must be paid according to the Bank’s regulations applicable thereto. The guarantee service fee must be paid in full prior to the Bank’s signing of the guarantee documents or instruments; otherwise the Bank may refuse to sign those documents or instruments. All taxes payable or to be withheld must be the paid or withheld by the Customer. If any exchange settlement fees, loan administration fees, postage, telephone charges, or any and all other costs and expense is incurred, the Customer shall also be liable thereto and reimburse the Bank in full.

Article 4. (Service Fees Prior to Termination of Guarantee Obligation)

If the Customer fails to perform its obligations to the Third Party Creditor during the term of the Bank’s guarantee period, or the Customer fails to file for an extension thereof, or fails to be granted an extension thereof by the Bank, the Customer shall then immediately perform its obligations and pay the aforementioned guarantee service fees on that portion of the obligation that the Customer fails to perform to the Third Party Creditor (to be evidenced by the books and records of the Bank and as calculated by the remaining amounts of guarantee that the Bank has disbursed or advanced after deducting the amounts of the repayment that has been waived by the Third Party Creditor in writing). If the Customer defaults its reimbursement of the amounts of guarantee payment previously disbursed or advanced by the Bank for a period less than six months, the guarantee service fees will be calculated on a six months basis; if the Customer defaults for more than six months but less than one year, that fee will be calculated on a twelve months basis and so on based on a six months unit. The guarantee service fee must be paid within seven days after its maturity. If the guarantee period is shortened, the paid fees will not be refunded.

Article 5. (Principal, Interest, and Penalty for Advanced Funds)

If the Bank disburses or advances funds in connection with the delegated guaranteed payment and any other charges for delay payment, interest, penalties, delayed interest, or any other costs or expenses related to the guarantee, the Customer shall immediately reimburse the amounts disbursed or advanced by the Bank, notwithstanding that the amounts so disbursed or advanced by the Bank exceeds the limit of the guarantee amount. The Customer shall further repay the Bank interest payment on the amounts so disbursed or advanced by the Bank at the interest rate that is the Bank’s Base Rate plus 4% per annum. If the Bank adjusts any of its relevant interest rate subsequent to the date of the funds were disbursed or advanced, the Customer shall repay the Bank in accordance with the newly established Primate Rate plus 4% per annum calculated from the date of that adjustment and pay any and all penalties calculated and applied from the date of the funds were disbursed or advanced by the Bank.

Article 6. (Fluctuation of Foreign Currency Exchange Rate)

If the guaranteed amount is calculated based on a foreign currency, the risk of exchange rate fluctuation shall be borne by the Customer. If the Bank incurs any loss or damage as a result of exchange rate fluctuations, Customer agrees to fully compensate and indemnify the Bank thereof. Except as otherwise agreed, the conversion of the foreign currency guaranteed amount into New Taiwan Dollars will be calculated based on the most adverse exchange rate during the guarantee period, or as otherwise determined by the Bank.

Article 7. (Payment of Taxes)

If the Bank guarantees the tax payment of any of Customer’s raw export materials, work-in-process, or finished goods, and if all or a part of the taxed materials are not processed or exported by the end of the guarantee period, the Customer shall apply for an extension thereof with the Ministry of Finance and immediately pay all remaining taxes payable to the customs administration. The Customer shall further pay the charges for delay payment, calculated by compounding daily 0.05% of the taxable amount, for the period beginning on the date that tax payment is incurred to the date that that tax payment is fully paid. Otherwise, the Bank may pay the tax payment on Customer’s behalf, and either dispose of the collateral or request reimbursement from the Customer or request the contribution from other joint and several guarantors.

Article 8. (Unconditional Performance of Guarantee)

If the Customer fails to perform its obligations to the Third Party Creditor as agreed, immediately upon the Bank’s receipt of a written notice to fulfill its guarantee obligations by that Third Party Creditor, the Bank may unconditionally perform its guarantee obligations, based on the documents and instruments signed by the Bank under and pursuant hereto. The Customer shall not defend its reimbursement obligation to the Bank by setting up any defenses that it has against that Third Party Guarantor or due to any war, natural disaster, or other Force Majeure event.

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Agreement for Acceptance and Guarantee of Negotiable Instruments:

Article 1. (Term)

The term of this agreement begins on the date hereof and terminates on the date the Customer fully performs all of its obligations and repays all of its indebtedness hereunder.

Article 2. (Amount)

The amount hereof is as set forth in the documents, agreements and instruments (revolving or non-revolving) presented by the Customer to the Bank, under this agreement, for acceptance of bills of exchange or payment of guaranteed promissory notes.

Article 3. (Time Limits on Acceptances or Guarantees of Negotiable Instruments)

With respect to the application to the Bank for acceptance of any bills of exchange or payment for any guaranteed promissory notes, the period between the date that the Bank undertakes to accept or guarantee and the maturity date of the relevant bill of exchange or promissory note shall not exceed the agreed period. The Bank shall be the drawee or the paying agent of the drawee and the Bank’s place of business shall be the place of the payment.

Article 4. (Advanced Interest and Default Penalties)

If the Customer requests the Bank to accept or guarantee the payment of a negotiable instrument, prior to the maturity date thereof, the Customer shall deposit sufficient funds into the Customer’s account with the Bank for the purpose of making the payment thereof. If that deposit is delayed for any reason, and the Bank advances any funds thereof, after receipt of notice from the Bank, the Customer shall immediately reimburse the Bank for the funds so advanced and any applicable interest, penalties, fees, charges, costs and expenses thereof. The interest rate will be calculated form the date of Bank’s advance and will be calculated based on the Bank’s Base Rate at that date plus 4% per annum. If the Bank adjusts its relevant interest rate, that portion of the interest on or after the adjustment date will be calculated based on Bank’s newly adjusted Base Rate plus 4% per annum. The Customer shall also pay any and all penalties in accordance with the Bank’s policies, regulations and guidelines.

Article 5. (Service Fees)

The Customer shall pay the Bank any and all service fees incurred by the Customer to the Bank pursuant to the provisions contained herein or in the Bank’s policies, regulations or guidelines. The payment must be made at once at the time of the acceptance or guarantee, provided that the amount thereof shall be more than NT$1,000.

Article 6. (Reimbursement of the Advances)

Notwithstanding that the Bank advanced the funds subsequent to the agreed upon acceptance date or the guarantee period, the Customer shall compensate and reimburse the Bank for the performance of all of its obligations resulting therefrom under or pursuant to the Customer’s request.

If the Bank advances any funds or suffers any losses or damages as a result of its performance in compliance with the Customer’ instruction to accept or guarantee one or more negotiable instruments, irrespective of whether the Customer is at fault, the Customer shall immediately repay the amounts of the negotiable instrument, delay interest, penalties and all other fees, charges, costs, and expenses, and shall compensate and reimburse the Bank for all losses and damages incurred thereby, unconditionally and without any objection.

Agreement for Delegation to Draw Domestic Letters of Credit:

Article 1. The term of this agreement begins on the date hereof and terminates on the date the Customer fully performed all of its obligations and repay all of its indebtedness. With respect to a draft issued under a letter of credit that is issued pursuant to a provision contained herein, notwithstanding that the maturity date of that draft is subsequent to the expiration of the term hereof, the Customer remains liable for all obligations thereof.

When the Customer applies to the Bank for the issuance of a letter of credit, the Customer shall deliver to the Bank the relevant application form and all other documents, instruments or materials requested by the Bank as well as apply for an advance of funds from the Bank. The Customer agrees to repay each of the indebtedness incurred by the Bank in connection with the issuance of the letters of credit thereof by the Bank.

Article 2. The domestic letters of credit referred herein mean the domestic sight letters of credit or domestic usance letters of credit, as the case may be. The term of the draft issued under the domestic usance letters of credit shall not exceed the agreed time period.

Article 3. The Customer acknowledges that the amounts set forth in its application for the issuance of letter of credit and all interest and charges resulting there from are the amounts that the Bank advances or guarantees the payment on behalf of the Customer. By the application for the issuance of a letter of credit or any or all documents or instruments relating to the draft there under, the Customer authorizes the Bank to pay any amount shown on the relevant drafts drawn under each of the letters of credit.

Article 4. In every instance that the Customer applies for the issuance of a letter of credit, it shall first deliver to the Bank a promissory note which does not require a certificate of protest for its enforcement and where the Bank serves as the paying agent. That promissory note is served as the repayment method for all of the Customer’s indebtedness incurred hereunder.

Article 5. The Customer acknowledges that the promissory note that was delivered to Bank pursuant to the foregoing Article 4 is the method by which the Customer shall repay its indebtedness created hereunder, which method is the indirect payment method under the Civil Code, and shall exist in conjunction with the indebtedness incurred hereby.

Article 6. In accordance with the Bank’s review and determination, if the drafts and all related documents, presented in accordance with the provisions set forth in the letter of credit issued pursuant to this Agreement match the form and substance set forth in that letter of credit, the Bank shall immediately advance, or accept and advance, the issued amounts thereto. Irrespectively of whether the Customer is notified orally or in writing, the Customer shall repay with interest all funds advanced within 10 days from the date of that advance. Interest payable for the advanced amounts will be calculated based on the Base Rate of the Bank at the date of the advance, plus 4% per annum. In the circumstance of acceptance, the Customer shall then deposit the amounts in equivalent to the issued amounts to an account opened with the Bank prior to the maturity date. If the aforementioned period has expired, and the Customer fails to repay or deposit those amounts, the Customer shall immediately pay the interest, calculated according to the Bank’s New Taiwan Dollar Base Rate plus 4% per annum, plus all penalties incurred in accordance with the Bank’s policies, regulations, and guidelines.

Notwithstanding any controversy or dispute arising from the discovery that the aforementioned drafts or documents related thereto, were forged, changed or altered, or there exists any other reason, (including, without limitations, the instance where the product quality or quantity deviates from what is shown on the documents or instruments), the Bank shall not be responsible thereto, and the Customer shall not, for any reason, object to or refuse payment.

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Article 7. Upon receipt of notice from the Bank, the Customer shall immediately pay any and all charges and expenses incurred in connection with the application and issuance of letters of credit.

Article 8. So long as it is not attributable to the fault of the Bank, the Bank shall not be responsible for any error or delay occurred during the transmission of the letter of credit issued pursuant hereto by the transmission agency, any error in interpreting any technical terminology thereto, any delay in arriving at the place of delivery, any losses, damages, deterioration or destruction, whether in quality, volume, or value of the documents or the goods shown on the documents, any losses or damages occurred during their transportation or subsequent to their arrival at the place of delivery resulting from the insufficiency of the insured amount or the lack of insurance thereof, any hindrance, confiscation, or detention by a third party or for any other reason or reasons whatsoever. Notwithstanding the occurrence of any of the above event, the Customer shall pay the full issued amount under that letter of credit.

Article 9. If any losses or damages occur to the purchased goods shown on the letter of credit resulting from any failure to perform, delivery, or delay by the beneficiary of the letter of credit, or resulting from any other force majeure event, the Customer shall bear all responsibility.

Article 10. If any matter with respect to the operation, responsibilities, or obligations under the letter of credit is not provided herein, the Customer agrees that the Uniform Customs and Practice for Documentary Credits set forth by the International Chamber of Commerce, and the INCOTEREMS shall be incorporated therein as an integral part thereof. The Customer agrees to be bound by those terms.

Article 11. The Customer agrees to duly insure, with sufficient loss benefit, all merchandise or inventory set forth under each letter of credit, or any collateral provided by the Customer. Subject to the Bank’s prior approval, the Customer shall name the Bank as the beneficiary to that insurance (or include the specific clauses in connection with the mortgage or any other lien therein) . All fees, charges, costs, and expenses relating thereto are for the account of the Customer. If the Customer delays in insuring or fails to renew the policies, the Bank has the right, but not the obligation, to advance funds for the insurance premium or any other fees and expenses thereof. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays in repaying the funds, the Customer shall be liable for any and all interest incurred pursuant to Article 6 of this agreement.

Article 12. The Customer agrees to provide all transport documents, all purchased goods shown on each letter of credit, and all other collateral provided hereto, as a security for the indebtedness under each draft issued pursuant to any letter of credit. This Agreement constitutes the conclusive proof of the creation of that security interest. The aforementioned purchased goods include, without limitation, all income from sales thereof after value-added process (including cash or notes). If the aforementioned goods has been processed for export, the Customer agrees to undertake export negotiation at the Bank in order to repay its indebtedness as set forth herein.

Article 13. In the event that the collateral is in the danger of being lost, damaged, deteriorated, destroyed, or its value has declined for any other reason or reasons, the Customer agrees to immediately supplement it by providing additional collateral. If the Bank deems it necessary, the Bank may dispose the collateral in any manner to set off any proceeds received thereby against any principal or interest of the Bank’s advanced funds and any and all costs and expenses incurred in connection thereto.

Article 14. If the Customer fails to perform any obligation under the provisions contained herein, or the Bank deems that the Customer unable to repay its indebtedness when due, the Bank may, at any time, request the Customer to repay each indebtedness, and directly dispose the collateral, without notifying the Customer, to effectuate any set-off of the Bank’s advanced funds, and any and all fees, charges, costs, or expenses incurred in connection thereto. If the Customer has any other property deposited with the Bank, the Bank may further retain that property and directly effectuate any set-off thereof.

Agreement for Delegation to Draw Sight Letters of Credit:

Article 1. The Customer shall apply to the Bank for the issuance of letters of credit by submitting the relevant application form and apply for the Bank to advance funds in foreign currency. The Customer shall repay each indebtedness created pursuant to the provisions contained herein. The Customer shall not object by reason of other application for letter of credit or for any other reasons.

Article 2. The funds drawn down pursuant to this agreement may be drawn in other foreign currency. The interest on these foreign currency draw downs shall be calculated according to the interest rate used by the Bank for other foreign currency advances and Articles 7 and 8 hereof. If the amounts advanced by the Bank exceeds the amounts set forth herein as a result of exchange rate fluctuation or any other reasons, the Customer and guarantor, if any shall immediately repay the excess portion.

Article 3. The Customer authorizes the Bank to pay the draft issued under and pursuant to each issued letter of credit.

Article 4. The Customer shall deliver to the Bank each import permit (or the second slip of the specialized application for the issuance of letters of credit for permit-exempt goods). The Customer stipulates that the amount advanced by Bank includes the difference between amount shown on the foreign exchange settlement receipt or trade certificate and the foreign exchange settlement amounts, (i.e. the unsettled exchange amounts), as well as all applicable interest, penalties, and related fees and charges. The Customer further agrees to use the foreign exchange settlement receipt or trade certificate for verification, and shall raise no objections.

Article 5. The Customer agrees to provide the transport documents and import goods under each letter of credit as collateral for the indebtedness created under each letter of credit. This agreement constitutes the conclusive proof of the creation of that security interest. If the Customer fails to repay the advanced amounts pursuant hereto, or the Bank determines that the Customer is unable to repay those amounts when due as a result of a decline in its financial standing, the Bank may declare and claim those imported goods from the Customs Administration and auction or freely dispose those goods (in its sole discretion with respect to the method, time, price thereof), as well as other collateral provided to the Bank as security, to set off the Bank’s advanced amount and any and all other fees and charges incurred thereof (including taxes, warehouse rent, and transport fees disbursed in declaring and claiming of the goods). If there is any insufficiency thereof, the Customer shall jointly remain responsible thereof.

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Article 6. The Customer shall repay each advanced amounts and pay each interest payment within ten days after the receipt of notice in writing or orally from the Bank upon the arrival of the transport documents under each letter of credit. The Customer shall further repay the Bank either by its own foreign currency or by settling a foreign exchange based on the Bank’s spot exchange selling rate on the date of the repayment; except if any of the following events occurs, the repayment method will be as set forth therein:

1. If the transport documents arrive prior to the arrival of the goods, the Customer may provide verification documents from the shipping company and make repayment within three days after the arrival of the goods. But if the goods have not arrived thirty days after the Bank has issued the notice in connection with the arrival of transport documents, the Customer shall immediately repay in full.

2. If the goods arrive prior to the arrival of the transport documents, and a delivery against letter of guarantee is required to be undertaken, the Customer shall immediately make repayment. This shall also apply when the endorsement on the countersigned bill-of-lading is provided upon application.

3. If the letter of credit has expired but the transport documents received after that date conform to the conditions during negotiation, the Customer shall immediately repay in full.

4. If the goods are shipped in installment, the Customer shall repay the Bank’s advanced amount in proportion to the goods shipped in each installment as set forth in each transport document. In the event that the multiple shipments are shipped by air, the Customer agrees to repay the advance on the letter of credit in lump sum, unless otherwise approved by the Bank.

Article 7. If the Bank advances funds, the interest on the advance shall be calculated beginning the date of the Bank’s actual advance and terminating on the repayment date determined herein. (If the letter of credit contains a provision authorizing a deduction, the date of the Bank’s actual advance shall be the date of that deduction. If the letter of credit does not contain a provision authorizing the deduction, the date of the Bank’s actual advance shall be the date of the Bank’s book-entry and issuance of payment notification.) The interest shall be calculated by the rate of interest as agreed by the Bank and the Customer on the relevant advance date, and shall be settled and paid in lump sum with the repayment of each advance.

Article 8. If the Customer delays the repayment of each advanced funds and interest thereof, the Customer shall pay default interest calculated according to the greater of the Bank’s “New Taiwan Dollar Base Rate plus 4% per annum” or “Foreign Exchange Credit Line Rate of Interest”, beginning on the date of the delay. The Customer further agrees to pay any penalties incurred thereof.

Article 9. If the Bank issues a letter of guarantee for delivery of goods or endorses a countersigned bill-of-lading at the Customer’s application and request, and the product name, format, unit price, total price, or delivery terms and conditions deviates from those contained in the later arriving transport documents, the Customer shall pay any supplementary payments and handle all other tasks in accordance with the transport documents. If the Bank incurs any losses or damages as a result of the discrepancy between the contents of the documents endorsed by the Bank and the transport documents received, the Customer shall compensate and indemnify the Bank for any and all losses and damages therefrom. This application for letter of guarantee or endorsement of a countersigned bill-of-lading, as the case may be, is incorporated herein by reference and made a part hereof. The Customer shall abide by all terms and conditions therein.

Article 10. If the Bank incurs any losses or damages in the goods (including goods in transit) under each letter of credit, as a result of the seller’s (letter of credit beneficiary’s) failure to perform its obligation, late delivery of goods, or other force majeure event, the Customer shall bear the responsibility and fully indemnify the Bank. If the letter of credit beneficiary is unable to receive the whole or a portion of the amount under each letter of credit, or the letter of credit has expired, the Bank may reclaim the funds to set it off against Bank’s advanced funds under each letter of credit.

Article 11. The Customer shall obtain the Banks consent with respect to the types of the insurance and relevant insurance conditions for the insurance of the goods set forth in each letter of credit. If the goods are imported pursuant to FOB, C&F, or other similar pricing conditions, the Customer shall duly insure the goods, name the Bank as beneficiary, and provide the originals of the insurance policy and insurance premium invoice to the Bank for safekeeping. The Customer shall bear any and all related insurance costs and expenses. If the Customer delays insuring or fails to renew the policy, the Bank has the right, but not the obligation, to advance funds and insure the goods on Customer’s behalf. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays it repayment, the Bank may roll that amount to Customer’s total indebtedness, and the Customer shall pay interest and penalties in accordance with Articles 7 and 8 of this agreement.

Article 12. Any person who requests the Bank to return or replace the collateral by tendering records of the import documents or certificate of custody initially received by the Customer, shall be deemed as the duly authorized representative of the Customer, and the Bank shall be entitled to so return or replace the collateral. The Customer shall bear full responsibility for any controversy or dispute arising there from.

Article 13. So long as it is not attributable to the fault of the Bank, the Bank shall not be responsible for any error or delay occurred during the transmission of the letter of credit issued pursuant hereto by the transmission agency, any error in interpreting any technical terminology thereto, any delay in arriving at the place of delivery, any losses, damages, deterioration or destruction, whether in quality, volume, or value of the documents or the goods shown on the documents, any losses or damages occurred during their transportation or subsequent to their arrival at the place of delivery resulting from the insufficiency of the insured amount or the lack of insurance thereof, any hindrance, confiscation, or detention by a third party or for any other reason or reasons whatsoever. Notwithstanding the occurrence of any of the above event, the Customer shall pay the full issued amount under that letter of credit.

Article 14. The Customer acknowledges that it shall, in accordance with the repayment date set forth in Article 2, repay the Bank for any acceptance or payment undertaken following verification that the draft and all related documents issued under the letter of credit provisions in this Agreement conform to the terms and conditions set forth in the letter of credit. Notwithstanding any controversy or dispute arising from the discovery that the aforementioned drafts or documents related thereto, were forged, changed or altered, or there exist any other reason or reasons, (including, without limitations, the instances where the product quality or quantity deviates from what is shown on the documents or instruments), the Bank shall not be responsible thereto, and the Customer shall not, for any reason, object to or refuse payment.

Article 15. If matters with respect to the operation, responsibilities, or obligations under the letter of credit are not provided herein, the Customer agrees that the Uniform Customs and Practice for Documentary Credits set forth by the International Chamber of Commerce, and the INCOTEREMS shall be incorporated therein as an integral part thereof. The Customer agrees to be bound by those terms.

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Agreement for Delegation to Draw Usance Letters of Credit:

Article 1. Each time the Customer applies to the Bank for the issuance of a usance letter of credit, the Customer shall provide the relevant application form with the Bank. The Customer acknowledges that the amount paid by the Bank for foreign guarantee or advanced by the Bank on behalf of the Customer shall include the difference between amount shown on the foreign exchange settlement receipt or the trade certificate and the foreign exchange settlement amount ( i.e., the unsettled exchange amount) within the agreed limit, as well as applicable interest, penalties, and related fees and charges. The Customer further agrees to use the foreign exchange settlement receipt or trade certificate for verification, and agrees to repay each indebtedness according to the provisions set forth herein.

Article 2. If the Customer purchases goods in a jurisdiction where the legal currency is not US dollar, the Customer may apply for issuance of usance letters of credit in other foreign currency. But the total amount in each usance letter of credit shall be converted into U.S. dollars by using an exchange rate specified by the Bank, and the revolving amount shall be within the agreed limit. If the Bank’s advanced amount exceeds the agreed limit due to exchange rate fluctuation or other reasons, the Customer shall be responsible for repaying the excess portion.

Article 3. In addition to the collateral provided in accordance with the agreement with the Bank the Customer agrees to provide the transport documents and import goods in each letter of credit, as collateral for each letter of credit. This agreement constitutes the conclusive proof of the creation of that security interest. If the Bank deems that the Customer may be unable to make payment due to a decline in its financial standing after arrival of the goods, the Bank may claim the goods and execute its security interest. The Bank may further auction or, at its discretion with respect to method, time, and price, dispose of the goods. If there is any insufficiency, the Customer agrees to pay the difference thereof. The Customer further agrees to immediately repay any and all other advanced fees and charges incurred in the claiming of the goods, including taxes, warehouse rent, and transport fees.

Article 4. If a revolving usance letter of credit is issued hereunder, the maximum period may not exceed the agreed number of days, and the repayment date shall be determined according to the expiry of the draft or payment provided in the letter of credit issuance application form. If the Bank makes advances, the interest on the advance shall be calculated beginning the date of the Bank’s actual advance. (If the letter of credit contains a deduction authorization provision, the date of the Bank’s actual advance shall be the date of deduction. If the letter of credit does not contain a deduction authorization provision, the date of the Bank’s actual advance shall be the date of the Bank’s book-entry and issuance of payment notification.) The interest shall be calculated by the interest rate as agreed by the Bank and the Customer on the relevant advance date, and shall be settled and paid in lump sum with the repayment of each advance.

Article 5. The Customer shall immediately handle the tasks of declaring and claiming the goods upon the arrival of each transport document issued under the letters of credit pursuant hereto. If the Bank incurs any loss or damage as a result of the Customer’s delay or failure to handle the matter, the Customer shall compensate and indemnify the Bank for any and all losses and damages thereof. The Customer shall further handle the matters according to the Bank’s instruction, and shall raise no objections.

Article 6. The Customer shall repay the principal and interest on each advance no later than the usance letter of credit repayment date. The Customer shall repay the Bank in either original currency or New Taiwan Dollars converted by using the Bank’s spot exchange selling rate on the date of the repayment. If the Customer delays in repaying, the Customer shall pay default interest and penalties calculated according to the greater of the Bank’s “New Taiwan Dollar Base Rate plus 4% per annum” or “Foreign Exchange Credit Line Rate of Interest”, beginning on the date of the delay.

Article 7. If the Bank issues a letter of guarantee for delivery of goods or endorses a countersigned bill-of-lading at the Customer’s application and request, and the product name, format, unit price, total price, or delivery terms and conditions deviates from those contained in the later arriving transport documents, the Customer shall pay any supplementary payments and handle all other tasks in accordance with the transport documents. If the Bank incurs any losses or damages as a result of the discrepancy between the contents of the document endorsed by the Bank and the transport document received, the Customer shall compensate and indemnify the Bank for any and all losses and damages therefrom. This application for letter of guarantee or endorsement of a countersigned bill-of-lading, as the case may be, is incorporated herein by reference and made a part hereof. The Customer shall abide by all terms and conditions therein.

Article 8. If the Customer applies for issuance of a usance letter of credit, it shall first convert the agreed amount or the indebtedness amount under each letter of credit into New Taiwan Dollars by using the exchange rate determined by the Bank. The Customer shall at once or in multiple instances, as the case may be, issue a promissory note in which a monetary institution is the paying agent and does not require the certificate of protest for its enforcement. The Customer shall deliver that promissory note to the Bank as a back-up for repayment. If the Customer is unable to perform the above, the Bank may independently execute its rights against the promissory note in accordance with the Law of Negotiable Instruments. In the event that the promissory note amount is insufficient to repay the indebtedness due to foreign exchange rate fluctuation, or the interest claimed by the foreign bank exceeds the interest calculated according to Article 4, the Customer agrees to pay any insufficiency thereof.

Article 9. The Customer shall obtain the Banks consent with respect to the types of the insurance and relevant insurance conditions for the insurance of the goods set forth in each letter of credit. If the goods are imported pursuant to FOB, C&F, or other similar pricing conditions, the Customer shall duly insure the goods, name the Bank as beneficiary, and provide the originals of the insurance policy and insurance premium invoice to the Bank for safekeeping. The Customer shall bear any and all related insurance costs and expenses. If the Customer delays insuring or fails to renew the policy, the Bank has the right, but not the obligation, to advance funds and insure the goods on Customer’s behalf. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays it repayment, the Bank may roll that amount to Customer’s total indebtedness, and the Customer shall pay interest and penalties in accordance with Articles 4 and 6 of this agreement.

Article 10. If the Bank incurs any losses or damages in the goods (including goods in transit) under each letter of credit, as a result of the seller’s (letter of credit beneficiary’s) failure to perform its obligation, late delivery of goods, or other force majeure event, the Customer shall bear the responsibility and fully indemnify the Bank. If the letter of credit beneficiary is unable to receive the whole or a portion of the amount under each letter of credit, or the letter of credit has expired, the Bank may reclaim the funds to set it off against Bank’s advanced funds under each letter of credit.

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Loan Agreement for Import Collection on Purchased Goods:

Article 1. If the Customer repays the purchase price for imported goods by way of collection, the Customer shall apply for an advance in foreign currency from the Bank and provide the related documents. The Customer shall repay each indebtedness according to the provisions set forth herein.

Article 2. The amount set forth herein may be drawn in a foreign currency, and its interest will be calculated according to interest rate used by the Bank in providing foreign currency advances, and subject to Articles 5 and 8 of this Agreement. If, as a result of exchange rate fluctuation or other reasons, the amount advanced by the Bank exceeds the amount set forth in this Agreement, the Customer shall repay the excess portion.

Article 3. The Customer authorizes the Bank to pay the amount under the bill of exchanges pursuant to a document against acceptance or document against payment method.

Article 4. The Customer shall deliver to the Bank each import permit (or the second slip of the specialized application for the issuance of letters of credit for permit-exempt goods). The Customer stipulates that the amount advanced by Bank includes the difference between amount shown on the foreign exchange settlement receipt or trade certificate and the foreign exchange settlement amount (i.e. the unsettled exchange amount), as well as applicable interest, penalties, and related fees and charges. The Customer further agrees to use the foreign exchange settlement receipt or trade certificate for verification, and shall raise no objections.

Article 5. The maximum period for foreign currency advances pursuant to this Agreement shall not exceed the agreed number of days, and interest shall be calculated by using the agreed rate of interest, beginning on the date of the advance by the Bank.

Article 6. The Customer shall immediately handle the tasks of declaring and claiming the goods upon the arrival of each transport document issued under the letters of credit pursuant hereto. If the Bank incurs any loss or damage as a result of the Customer’s delay or failure to handle the matter, the Customer shall compensate and indemnify the Bank for any and all losses and damages thereof. The Customer shall further handle the matters according to the Bank’s instruction, and shall raise no objections.

Article 7. The Customer agrees to provide the transport documents and import goods under each letter of credit as collateral for all of the Customer’s indebtedness hereunder. This agreement constitutes the conclusive proof of the creation of that security interest. If the Customer fails to repay the advance amounts pursuant hereto, or the Bank determines that the Customer is unable to repay those amounts when due as a result of a decline in its financial standing, the Bank may declare and claim those imported goods from the Customs Administration and auction or freely dispose those goods (in its sole discretion with respect to the method, time, price thereof) as well as other collateral provided to the Bank as security, to set off the Bank’s advanced amount and any and all other fees and charges incurred thereof (including taxes, warehouse rent, and transport fees disbursed in declaring and claiming of the goods). If there is any insufficiency thereof, the Customer shall jointly remain responsible thereof.

Article 8. If the Customer is delayed in repaying each advance and applicable interest, the Customer agrees to pay default interest and penalties calculated according to the greater of the Bank’s “New Taiwan Dollar Base Rate plus 4%” or “Foreign Exchange Credit Line Rate of Interest”, beginning on the date of the delay.

Article 9. If the Bank issues a letter of guarantee for delivery of goods or endorses a countersigned bill-of-lading at the Customer’s application and request, and the product name, format, unit price, total price, or delivery terms and conditions deviates from those contained in the later arriving transport documents, the Customer shall pay any supplementary payments and handle all other tasks in accordance with the transport documents. If the Bank incurs any losses or damages as a result of the discrepancy between the contents of the document endorsed by the Bank and the transport document received, the Customer shall compensate and indemnify the Bank for any and all losses and damages therefrom. This application for letter of guarantee or endorsement of a countersigned bill-of-lading, as the case may be, is incorporated herein by reference and made a part hereof. The Customer shall abide by all terms and conditions therein.

Article 10. If the Bank incurs any losses or damage as a result of seller’s (foreign exporter’s) failure to perform any provision, delay in delivery of goods, or other force majeure event, in any imported goods (including goods in transit), the Customer shall bear the responsibility and fully indemnify the Bank.

Article 11. The Customer shall obtain the Banks consent with respect to the types of the insurance and relevant insurance conditions for the insurance of the goods set forth in each letter of credit. If the goods are imported pursuant to FOB, C&F, or other similar pricing conditions, the Customer shall duly insure the goods, name the Bank as beneficiary, and provide the originals of the insurance policy and insurance premium invoice to the Bank for safekeeping. The Customer shall bear any and all related insurance costs and expenses. If the Customer delays insuring or fails to renew the policy, the Bank has the right, but not the obligation, to advance funds and insure the goods on Customer’s behalf. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays it repayment, the Bank may add that amount to Customer’s total indebtedness, and the Customer shall pay interest and penalties in accordance with Articles 5 and 8 of this agreement.

Article 12. Any person who requests the Bank to return or replace the collateral by tendering the import documents or certificate of custody received by the Customer, shall be deemed as the duly authorized representative of the Customer. The Bank shall be entitled to return or replace the collateral, and if any controversy or dispute arises therefrom, the Customer shall bear full responsibility.

Agreement for Conversion of Currency in Foreign Currency Facility:

The Customer has previously requested the Bank to issue letters of credit or provide foreign currency facility by entering into the “Delegation to Draw Usance Letters of Credit Agreement”, “Delegation to Draw Sight Letters of Credit Agreement”, and related documents (hereinafter referred to, jointly or severally, as the “Original Agreements”). As a result of Bank’s approval to convert any foreign currency facility undertaken in the Original Agreements, the Customer hereby enters into this Agreement, and agrees to abide by the following terms and conditions:

Article 1. The Customer shall pay the balance of any foreign currency facility undertaken in the Original Agreements by the agreed currency, converted at the mutually agreed exchange rate, in accordance with the contents of the “Application Form for Conversion of Currency in Foreign Currency Facility” presented by the Customer.

Article 2. The collateral provided for the indebtedness under the original financing remains as the collateral provided for the indebtedness following the currency conversion. The maturity date and repayment method remain the same as set forth in the Original Agreements.

Article 3. The Customer agrees to calculate the facility interest, before and after the conversion, by using the Bank’s prevailing rate of interest and markup applicable to the relevant currencies in that facility. The Customer further agrees to pay the Bank in New Taiwan Dollars, as converted at the Bank’s prevailing spot exchange selling rate on the date of the repayment. If the Customer delays in repayment, the Bank may collect penalties calculated according to the Original Agreements.

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Export Negotiation Agreement:

Article 1. Within the amount agreed by the Customer and the Bank, the Bank may undertake negotiation or discounts with the Customer in accordance with domestic or foreign negotiable drafts or export documents signed or endorsed by the Customer. The parties hereby agree to the following: any and all provisions set forth in this Agreement shall be effective and valid forever and applicable at any time. Any and all negotiated drafts and/or documents signed or endorsed by the Customer shall comply with the provisions set forth in this Agreement, irrespective of whether the negotiation or discount was conducted with the Bank directly or through any other person. Unless otherwise requested by the Bank, it shall be unnecessary to re-execute this Agreement for each negotiation or discount.

Article 2. The Customer hereby agrees to provide the transport documents used to apply for negotiation/discount, and other relevant goods, as the collateral to secure any and all negotiated or discounted amount, interest, and any and all other expenses incurred by the Bank to negotiate or discount drafts and/or documents signed or endorsed by the Customer.

Article 3. The Customer acknowledges that any negotiation or discount undertaken by the Bank to the Customer is in the nature of an advance, not in the nature of an outright purchase, and the Bank retains its claim for repayment rights against the Customer at any time. If the Bank’s discount bank, correspondent bank, or any bank associated with the letter of credit refuses to process the draft and/or document following the Bank’s negotiation or discount due to a discrepancy between the terms and conditions of the letter of credit and the draft and/or documents, or the issuing bank refuses to make payment, or a difference in quality or quantity of the goods is discovered at the point of delivery or other venue, the Customer agrees to bear full responsibility. The Customer shall repay the negotiation/discount amount, interest (calculated by using the Bank’s then interest rate in foreign currency loan on the date of the negotiation), and any and all accompanying costs and expenses after receipt of notice from the Bank. The Customer authorizes the Bank to provide a letter of guarantee to the issuing bank or accepting bank, without notice to the Customer as the Bank or its correspondent bank deems necessary. The Customer agrees to bear full responsibility for this guarantee.

Article 4. If any bank associated with the letter of credit, such as the paying bank, issuing bank, accepting bank, or confirming bank, is unable to repay the indebtedness and is therefore declared bankrupt, attached, subject to provisional attachment or injunction, auctioned, or apply for bankruptcy or settlement of its own accord, the Customer shall repay the negotiation/discount amount, interest, and any and all related fees to the Bank immediately upon receipt of notice from the Bank.

Article 5. If the negotiated draft and/or relevant document is lost or damaged in transit, or is deemed to be lost or damaged, or is failed to be delivered to the place of payment as a result of accident, such as mis-delivery, the Customer shall, without going through any legitimate proceeding, draw a new draft and/or relevant document according to the Bank’s records immediately upon receipt of notice from the Bank or, if so requested by the Bank, immediately repay the negotiation/discount amount and any and all related fees.

Article 6. The Customer authorizes the Bank or its corresponding bank to deliver the negotiated draft and/or relevant document by any method deemed appropriate by the Bank or its corresponding bank.

Article 7. If the negotiated draft is defective in anyway, resulting in the failure to establish amount payable under the draft or due to statute of limitation or a procedure defect results in the discharge of amount payable thereunder, the Customer nevertheless shall repay to the Bank the face amount of that draft, as well as any interest accrued after the maturity date and any and all related fees and charges.

Article 8. If the Bank suffers any loss or damage as a result of a defective document, the Customer shall indemnify the Bank for any and all losses and damages thereof.

Article 9. Notwithstanding any forgery or theft of the Customer’s signatures or chops used in the draft or any other document, if the Bank deems that the signature or chop conforms to the specimen preserved at the Bank or on the draft or other documents previously used by the Customer, the Customer shall bear full responsibility and indemnify the Bank for any and all losses or damages thereof.

Article 10. The Customer hereby authorizes any manager or representative of the Bank, or the current holder of the aforementioned draft and/or documents, to conduct any act (but not obligated to act) to fully insure the collateral or the draft or any other documents related thereto, including, without limitation, robbery, piracy or fire insurance. Any and all insurance premium and related expenses shall be borne by the Customer. The Bank shall have a priority claim to the draft, documents or collateral for an amount including the aforementioned fees. The Bank may dispose the collateral to secure their repayment or for payment to any third party who has advanced the insurance premium or other fees. This shall not affect the Bank’s claims against other the debtors of the draft. The Bank may further sell a portion of the collateral in order to pay the necessary transportation, insurance, and other expenses, and may process any and all necessary matters on the Customer’s behalf and charge the related fees. The Customer shall move the goods to a public or private wharf or warehouse in compliance with the instruction of the payer or acceptor, unless the Bank otherwise object to it.

Article 11. The Customer hereby authorizes any manager or representative of the Bank, or the current holder of the aforementioned draft and/or documents, to accept the conditional acceptance by the payer. After the draft maturity date and repayment of the draft amount, the Bank may use the draft as the collateral document and deliver it to the payer or acceptor. This authorization is also applicable to participated acceptance, but in the event that the payer stops disbursement prior to payment or acceptance, declares bankruptcy, or liquidates, the relevant matter shall be processed according to the following provisions.

Article 12. If deemed appropriate by the Bank, the acceptor of a draft, or other representative, the Bank is hereby authorized (but is not obligated) to deliver the goods in multiple shipments to any other person, at any time prior to the draft maturity date. But in the event that all of the goods or a portion thereof are delivered, an equivalent amount must be collected, and the amount must be in reasonable proportion to either the price indicated on the invoice or the amount indicated on the draft as the collateral.

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Article 13. If the presented draft is rejected by the acceptor or the payer refuses to make payment upon the maturity date, the Customer waives its right to issue a certificate of protest, or, the payer or acceptor stops disbursement prior to the maturity date, declares bankruptcy, or undertakes liquidation measures, then any manager or representative of the Bank, or the current holder of the aforementioned bill of exchange and/or documents, is hereby duly authorized to sell all or a part of the collateral by a method deemed appropriate by the Bank or draft holder, irrespective of whether the draft has been conditionally accepted by the Acceptor. The aforementioned agent may further use these proceeds to repay the draft and its wiring fees after deducting relevant charges and commission fees. If a balance remains, the Bank or draft holder may use the amount to repay other drafts of the Customer (irrespective of whether there is collateral), or any amount owed to the Bank or any other unsettled amount with the Bank. In the event that the insured goods incur damage or loss, the Customer authorizes the Bank to collect the insurance compensation and process the balance, after deduction of administrative fees, in similar fashion to the selling of goods, in accordance with the above provision.

Article 14. If the net proceeds from sale of the goods are insufficient to repay the above negotiation/discount amount (including the loss incurred through exchange rate settlement), the Bank, or any manager or representative thereof, or the current holder of the draft and/or documents, may issue another draft for collection of any insufficiency, provided that the claim for such insufficiency to other endorsers will not be affected. The Customer hereby agrees the bill issued by the Bank or the holder of the draft and/or relevant documents shall be the certificate of the loss as a result of selling of goods. The Customer shall repay in full upon presentation of that draft.

Article 15. Notwithstanding any sale of goods, the Customer hereby authorizes the Bank, any manager or representative of the Bank, or the holder of the draft, before the draft maturity date, to accept the request by the payer or the acceptor to deliver to the payer or the acceptor the bill-of-lading or other relevant documents after receipt of payment. If the Bank or the holder of the draft allows payment before the draft maturity date, the relevant discount shall be calculated according to normal rate at place of payment.

Article 16. In the circumstance of document against acceptance bill, the Customer authorizes the Bank to deliver the bill-of-lading or relevant document which is attached to the draft as collateral to the acceptor after the acceptance. Under such instance, if the draft is due and the acceptor refuses to pay the amount due, the Customer is responsible for any and all losses and damages resulting therefrom. The Customer shall compensate the Bank for all or part of the amount shown on the draft or any additional exchange and processing fees. The Customer shall also further indemnify the Bank for any loss or damage therefrom.

Article 17. With respect to the operation, responsibilities, or obligations under the letter of credit, the Customer agrees that the Uniform Customs and Practice for Documentary Credits set forth by the International Chamber of Commerce, and the INCOTEREMS shall be incorporated therein as an integral part thereof. The Customer agrees to be bound by those terms.

Agreement for Purchase of Foreign Currency Bills:

Article 1. The amount of purchasing of foreign currency bills shall be limited to the amount agreed between the Customer and the Bank.

Article 2. There are no forgery, alteration, or other defects in the Customer’s application to the Bank for the purchase of foreign currency bills. If the Bank thereafter incurs loss or damage as a result of the above, the Customer shall bear full responsibility.

Article 3. If the Customer applies to the Bank for the purchase of a foreign currency bill, and the bill is lost or destroyed after delivery from the Bank as a result of any reason not attributable to the Bank (including the foreign agent bank), the Customer shall immediately repay the bill amount or provide the Bank with another foreign currency bill of comparable amount, and shall not cause the Bank to incur any loss or damage.

Article 4. If any purchased foreign currency bill is dishonored and therefore rejected, the Bank has no obligation to process a certificate of protest or undertake any other measures to secure the legal rights against the bill, unless otherwise delegated through written request and approved by the Bank.

Article 5. The Bank may select at its sole discretion any corresponding bank to act as the collecting bank. Notwithstanding that the Customer has requested the appointment of a collecting bank, the Bank may nevertheless freely change its appointment.

Article 6. For the purpose of loss prevention, securing its creditor’s rights, or adhering to the banking practice, the Bank may inscribe any words or symbols on the front or back of any purchased foreign currency bill. If the inscribed bill is rejected, the Bank has no obligation to return the bill to its original form, and may return it in marked form to the Customer.

Article 7. The interest payable on foreign currency bills purchased by the Bank shall be calculated by using the Bank’s specified rate of interest on the date of disbursement, beginning on the date of disbursement and plus, at the Bank’s discretion, any interest applicable during the accounting period for the collected bill and deducted in advance. The service charge, postage and telephone fees, and research fees shall be calculated and disbursed by using the Bank’s specified rate, and any insufficiency shall be supplemented.

Article 8. If the Bank cannot collect the amount on its foreign currency bill or the amount is withdrawn after credited into account due to rejection or dispute, irrespective of the reason, the Customer shall immediately repay the bill amount upon receiving notice from the Bank. The Customer shall further pay interest, calculated by using the foreign exchange credit line rate of interest on the date of the repayment, and any and all other fees. If the Customer delays or fails to make repayment, the Customer shall, in addition to paying default interest calculated by using the aforementioned rate of interest, pay breach penalties, calculated by using the amount of the bill and beginning the supposed date of repayment.

Article 9. The Customer agrees to abide by the provisions of the “Uniform Rules for Collection—ICC Publication” published by the International Chamber of Commerce, and further agrees to abide by the regulations set forth by the competent authority.

Export Loan Agreement:

Article 1. The amount under this facility is limited to the amount agreed between the Customer and the Bank. The use of the proceeds is limited to payment of export financing and the Customer shall not use the proceeds for any other purpose. The Bank may make proper inspection at any time and the Customer shall not object thereto.

Article 2. The term of this facility shall begin on the date hereof and end on the agreed date. To apply for the revolving drawdown, the Customer shall submit the drawdown confirmation, export letter of credit export collection or other export related documents or materials. The maximum period for each loan shall not exceed the agreed number of days. Unless otherwise requested by the Bank, this agreement need not be re-executed.

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Article 3. The interest payable for each loan will be calculated according to the interest rate shown on the drawdown confirmation or other related document or agreement.

Article 4. If the Customer fails to repay prior to the maturity date, the Customer shall pay interest accrued from the date of the default calculated by using the Bank’s Base Rate plus 4% per annum. If the Bank adjusts its interest, the Customer shall pay the interest accrued from the date of that adjustment calculated together with any and all penalties, which interest shall be calculated by using the Bank’s new annual Base Rate plus 4% per annum.

Article 5. If the Customer delegates the Bank to handle export foreign exchange settlement or export collection, any foreign exchange received there from shall be irrevocably delegated to the Bank for repayment of the loan on the negotiation date or the book-entry notification date of the collected funds, remitted funds, or collected amount under clean bills. The Customer shall conduct the aforementioned export negotiation, export collection, or remitted funds with the Bank in order to secure the source of the loan repayment.

Article 6. If the negotiable instruments, purchase orders, letters of credit, and other such documents provided by the Customer pursuant to a provision hereunder have had its payment collected in full prior to the applicable maturity dates, the Customer and guarantor agree that the Bank may prematurely set off the corresponding loan.

Article 7. If the Customer applies to the Bank for export negotiation and the payment was refused abroad, or funds under export collection are not collected at maturity date, or other instances where the foreign buyers fail to pay according to the agreement, the Customer and guarantor shall repay immediately and unconditionally.

G: Notification of Personal Information Protection

Considering confidentiality of the collection of the Customer’s personal information, according to Article 8, paragraph 1 of the Personal Information Protection Act of TAIWAN (hereinafter referred to as the “PIPA”) ( if indirectly collect according to Article 9, paragraph 1 of the PIPA), the Bank shall clearly inform the Customer following issues:

1. With regard to the Customer’s personal information to be collected by the Bank, please refer to the Annex for detail purpose of collection, classification of personal information and period, areas, parties and way of the use of the Customer’s personal information.

Description of Specific Purpose for Collection	Specific Purpose and Code of Business	022 Foreign exchange business/ 067 Credit card, cash card, debit card or electronic stored value card business/ 082 Overall management of depositing and borrowing operation of deposit accounts and loan accounts/ 088 Loan approval and credit extension business/ 106 Credit extension business/ 111 Finance bills business/ 126 Creditor’s rights discounting and acquisition business/ 154 Credit investigation/ 181 Other business registered as scope of business or prescribed in the Articles of Incorporation
	Specific Purpose and Code in Common	040 Marketing/ 059 Financial collect, process and use the information according to the laws and regulatory requirements/ 060 Financial dispute resolution/ 063 Collection, processing and utilization of personal information made by a non-government agency in respect of its statutory obligation/ 069 Affairs in relation to the management of contracts, quasi-contracts, or other legal relationships/ 090 Consumer, customer management and service/ 091 Consumer protection/ 098 Commercial and technical information/ 104 Account management and creditor’s right trading business/ 136 Information (communication) and database management/ 137 Information and communication security and management/ 157 Investigation, statistics and research analysis/ 182 Other consulting and advisory services
Classification of the personal information collected		Name, I.D. card number, gender, date of birth, contact information, account information, transaction information and other information detailed in the relevant applications, agreements, contract, or from the business, accounts or services provided to the Customer or from third parties. (e.g., the Joint Credit Information Center)
Period of using the personal information

(1) Within time period of specific purpose.

(2) Retention period in accordance with the relevant laws/regulations (such as Business Entity Accounting Act etc.)or in line with business needs or individual contracts.( the longer period to be applied).

Area of using the personal information		The location of the parties indicated in the column of “Parties of using the personal information”.
Parties of using the personal information

(1) The Bank (including the service provider engaged with the Bank)

(2) The institution using the information in compliance with regulations (such as the parent company of the Bank or the financial holdings the Bank belonging to)

(3) The institutions in relation to relevant business (such as correspondent banks, Joint Credit Information Center, National Credit Card Center of R.O.C., The Taiwan Clearing House, Financial Information Service Co., Ltd., credit guarantee institutions, credit card international organizations, credit card acquirers, engaged stores, Taiwan Depository and Clearing Corporation, Small and Medium Business Credit Guarantee Fund, The Overseas Chinese Credit Guarantee Fund, any assignee (potential assignee) of Bank’s loan, participant (potential participant) of Bank’s loan, or any other Bank’s authorized agents

(4) Legally investigation authority or financial supervisory authority

(5) Parties agreed by the Customer (such as the Bank’s jointly marking or Customer information sharing companies, the Bank’s business cooperative units)

2. According to Article 3 of the PIPA, the Customer may exercise the following rights with respect to the Customer’s personal information collected by the Bank:

(a)	Save in the exceptional circumstances as provided in Article 10 of the PIPA, the Customer may inquire and request for a review or make duplications of the Customer’s personal information. However, the Bank may charge necessary handling fee in terms of Article 14 of the PIPA.
(b)	The Customer may request to supplement or correct the Customer’s personal information. However, according to Article 19 of the Enforcement Rules of the PIPA, the Customer shall give an appropriate statement of the reasons and facts for such request.

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(c)	According to Article 11, paragraph 4 of the PIPA, the Customer may request the Bank to discontinue collection, processing or use of the Customer’s personal information where a violation of this Act occurred during collecting, processing or using the Customer’s personal information.
(d)	According to Article 11, paragraph 2 of the PIPA, the Customer may request the Bank to discontinue processing or using the Customer’s personal information in the event of a dispute regarding the accuracy of personal information. However, the preceding sentence may not be applicable when it is necessary for the performance of an official duty or fulfillment of a legal obligation and has been recorded, or when it is agreed by the Customer in writing.
(e)	According to Article 11, paragraph 3 of the PIPA, the Customer may request the Bank to delete, discontinue processing or using the Customer’s personal information when the specific purpose no longer exists or time period expires. However, the preceding sentence may not be applicable when it is necessary for the performance of an official duty or fulfillment of a legal obligation, or when it is agreed by the Customer in writing.

3. If the Customer wish to exercise the various rights as provided in the aforesaid Article 3 of the PIPA, the Customer may make inquiry to the Bank’s Customer Service Department (0800-024-365) about the methods to exercise such rights.

4. The Customer may decide whether or not to provide the related classifications of Customer’s personal information. However, the Bank may not be able to proceed with the necessary business review or operation for providing the relevant service (or better service) to the Customer if the Customer decide not to provide the information.

5. In the event that the information the Customer has provided to the Bank includes the personal information of a third party, the Customer shall let the third party to know through appropriate means that his/her personal information would be provided to the Bank within the scope of this Notification.

(Other agreements):

To: CTBC Bank Co., Ltd.

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(Signature and Original Specimen)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Co-Maker)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Co-Maker)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Co-Maker)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Co-Maker)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Co-Maker)

Name :

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Co-Maker)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Maker of Non-CTBC-titled Promissory Note)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

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(Signature and Original Specimen)

(also act as a Maker of Non-CTBC-titled Promissory Note)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Maker of Non-CTBC-titled Promissory Note)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Maker of Non-CTBC-titled Promissory Note)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Collateral Provider)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(also act as a Collateral Provider)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Signature and Original Specimen)

(and acting as Promissory Note Guarantor)

Name:

(Representative or Statutory Agent)

(Uniform Invoice Number)

Address (those with a chop specimen is not required to provide the address):

Bank’s Verification Date:

(Officer in Charge	(Handled by)	Bank’s Verification

Attention: If any of the above person has not reached the legal age, his/her statutory agent shall also sign and chop under the “Customer Signature” column.

Date:

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(SPECIMEN AGREEMENT AND AUTHORIZATION)

I/We hereby acknowledge the following signature and chop specimen represent this company (individual)/ the representative of this company, and acknowledge that, unless otherwise notified in writing, these specimens will effectively represent (act as agent for) this company (individual), and further represent (act as agent for) this company (individual) in the following transactions engaged with the Bank:

1. As signature and chop specimen for various negotiable instruments, IOU and for any and all other verification purposes.

2. The pledge or mortgage of this company’s (individual’s) land, factory, building, or machinery or equipment, and the transfer and delivery of various securities to the Bank.

3. Execution of agreements, letters of guarantee, invoices, receipts and any and all other documents, instruments or material necessary for transaction, as well as undertaking any guarantee or endorsement.

4. Processing of foreign exchange credit facilities with the Bank and any and all other transactional documents.

5. I/We hereby agree that, other than the numeric amounts written in traditional Chinese characters, any set of the parties’ signatures and chops is effective in making any change, modification, alteration or amendment. If any losses or damages resulted therefrom, this company (individual) will bear all responsibilities.

(For the exclusive use of the Co-Maker, Collateral Provider, Maker of Promissory Note or Guarantor Issued to Secure Each Drawdown)

The undersigned hereby agrees that the following specimens are valid and effective, if:

□ One set of specimen is required if only one set of specimen is provided herein.

□ One set of specimen is required if two sets of specimen are provided herein.

□

(一)SIGNATURE SPECIMEN	(二)SIGNATURE SPECIMEN	(Date of Change/Cancellation)

(Handled by)

(Officer in Charge

The undersigned hereby agrees that the following specimens are valid and effective, if:

□ One set of specimen is required if only one set of specimen is provided herein.

□ One set of specimen is required if two sets of specimen are provided herein.

□

(一)SIGNATURE SPECIMEN	(二)SIGNATURE SPECIMEN	(Date of Change/Cancellation)

(Handled by)

(Officer in Charge)

The undersigned hereby agrees that the following specimens are valid and effective, if:

□ One set of specimen is required if only one set of specimen is provided herein.

□ One set of specimen is required if two sets of specimen are provided herein.

□

(一)SIGNATURE SPECIMEN	(二)SIGNATURE SPECIMEN	(Date of Change/Cancellation)

(Handled by)

(Officer in Charge)

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The undersigned hereby agrees that the following specimens are valid and effective, if:

□ One set of specimen is required if only one set of specimen is provided herein.

□ One set of specimen is required if two sets of specimen are provided herein.

□

(一)SIGNATURE SPECIMEN	(二)SIGNATURE SPECIMEN	(Date of Change/Cancellation)

(Handled by)

(Officer in Charge)

The undersigned hereby agrees that the following specimens are valid and effective, if:

□ One set of specimen is required if only one set of specimen is provided herein.

□ One set of specimen is required if two sets of specimen are provided herein.

□

(一)SIGNATURE SPECIMEN	(二)SIGNATURE SPECIMEN	(Date of Change/Cancellation)

(Handled by)

(Officer in Charge)

The undersigned hereby agrees that the following specimens are valid and effective, if:

□ One set of specimen is required if only one set of specimen is provided herein.

□ One set of specimen is required if two sets of specimen are provided herein.

□

(一)SIGNATURE SPECIMEN	(二)SIGNATURE SPECIMEN	(Date of Change/Cancellation)

(Handled by)

(Officer in Charge)

The undersigned hereby agrees that the following specimens are valid and effective, if:

□ One set of specimen is required if only one set of specimen is provided herein.

□ One set of specimen is required if two sets of specimen are provided herein.

□

(一)SIGNATURE SPECIMEN	(二)SIGNATURE SPECIMEN	(Date of Change/Cancellation)

(Handled by)

(Officer in Charge)

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CTBC CORPORATE BANKING

Agreement for Individually

Negotiated Terms and Conditions

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(Agreement for Individually Negotiated Terms and Conditions)

The parties hereto hereby agree that within the applicable scope all transactions entered or to be entered into by and between the undersigned (the “Customer”) and CTBC Bank Co., Ltd. (including its head office and branches, hereinafter the “Bank”), shall be in compliance with the Bank’s relevant regulations, guidelines and rules and the following terms and conditions; the Customer further undertakes all responsibilities arising herefrom:

Chapter One:Authorization for Automatic Deductions From the Account

Article 1.In connection with the transaction by and between the Customer and the Bank, the Customer hereby authorizes the Bank to debit the deposit of the Customer in the following selected accounts opened with the Bank to repay all principal and interest incurred on any New Taiwan Dollar or foreign currency loans, foreign currency settlement, domestic or international transaction processing fees, default interests, penalties and any other fees, charges, costs and expenses. The Customer shall promptly deliver to the Bank any requisite certificate or account records thereto, without any objection whatsoever.

V Credit Extension: □Demand Deposit□ Acct No. 015540343445

V Foreign Exchange:□Foreign Currency Demand Deposit □ Acct No. 015131097236

In addition, with respect to any closing payment, fees, charges, costs, expenses, losses or damages arising from any transactions relating to any “General Agreement for Financial Transaction” or ISDA, as the case may be, the Customer hereby authorizes the Bank to deduct and pay any deposit from the Customer’s following selected accounts, on each payment or repayment date. Any conversion of currency shall be converted at a rate determined by the Bank based on the fair market value principle. The Customer shall promptly deliver to the Bank any requisite certificate or account records thereto, without any objection whatsoever.

□ Foreign Currency Demand Deposit Acct No. ___________________________________

□ New Taiwan Dollar Demand Deposit Acct No. ___________________________________

□ OBU Demand Deposit Acct No. ______________________________________

Article 2.The Bank is not required to provide the demand deposit record book or the withdrawal slip when making the foregoing authorized deduction and payment from the Customer’s account. The amount of any balance in the aforementioned account shall be determined by the balance shown on the Bank’s record or the balance as reflected in the computer data file.

Article 3.The Customer shall not raise any objection to the Bank’s foregoing deduction and payment and shall be solely responsible for any and all disputes and controversies arising therefrom, without any costs or expenses to the Bank.

The Customer hereby waives any and all claims of rights, objections or defences with respect to the aforementioned items and events.

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Chapter Two:Reserve Account

Article 1.The Customer agrees to deposit into the following Reserve Account at the Bank any proceeds from its notification of any third party for payments, any payments received in connection with the acceptance or payment of any notes, and any other remittance (or deposit) in connection with any and all accounts receivable factoring agreement, endorsement or assignment of notes receivable, and other credit extension transactions entered into by and between the Customer and Bank.

(Demand Deposit Acct No. ___________________, Acct Name _______________________).

Article 2.For the convenience of accounts processing, when the proceeds from third party payments, acceptance or payment of notes, and remittance (or deposit) accrue to a certain amount, the Bank may deduct, apply and set-off the aforementioned proceeds to any and all indebtedness of the Customer. The Customer remains liable for any deficiency thereof.

Article 3.The Customer represents that all notes receivable it provides to the Bank have been, or will be, obtained from actual and genuine business transactions. If there is a misrepresentation (including the existence of any borrowed notes, exchanged notes, note collected in advance, guarantee notes or any other notes obtained not in connection with a genuine business transaction) that results in the Bank not being immediately paid upon Bank’s presentation for acceptance or payment, the Customer shall promptly repay that amount to the Bank.If any third party makes any payments by notes including, but not limited to, payment by checks, the Bank may endorse those notes in the name of the Customer and deposit those notes into the aforementioned Reserve Account.

Article 4.After the aforementioned notes receivable, upon maturity, have been deposited into those accounts by the Bank, subject to the Bank’s consent, if the Customer, in accordance with the foregoing procedures, provides to the Bank other notes receivable at equal or greater value than those accepted notes receivable, the Bank may transfer the proceeds colleted therefrom into the Customer’s checking account (or __________ account) with account No. ____________ opened with the Bank. The Customer remains fully liable for any and all indebtedness it owed to the Bank in the form of notes, IOUs, etc.

Article 5.If the aforementioned notes receivable are not accepted, upon notification, the Customer shall replace those notes with cash in the equivalent amount. If the Customer fails to so handle or cannot be notified, in addition to requesting the Customer to immediately repay all indebtedness, the Bank may settle any payment of those notes with the obligors of those notes at an amount lower than their face value depending on the obligor’s financial standing.

Chapter Three:Adjustment of Credit Line

The Customer has applied to the Bank for the extension of credit lines. The Customer agrees that, within the period of the extension, the Bank has the right to adjust or amend the amount, purpose, or conditions of Customer’s credit line in accordance with the Bank’s credit approval standards or procedures. If the amount, purpose or conditions of Customer’s credit line is adjusted downward, the Customer agrees to repay the difference resulting from that downward adjustment or provide cash guarantee of that difference within 30 days of the date that notice is sent from the Bank. The Customer agrees that its covenant hereof with respect to the aforementioned credit approval standards and procedures constitutes a provision of any credit agreement executed by and between the Customer and the Bank. If the Customer breaches that covenant and fails to repay within the period prescribed by the Bank in the notice, with respect to the entire indebtedness owed by the Customer to the Bank, the Bank may, at any time, cease or decrease the credit line extended to the Customer, shorten the credit line extension period or declare the entire principal and interest immediately due and payable. If any controversy or dispute with a third party arises therefrom. the Customer shall be solely responsible in the handling of those controversies or disputes, and shall compensate and indemnify the Bank for any fees, charges, costs, expenses, losses or damages arising therefrom.

Chapter Four:Finance or Operation

For the purpose of maintaining normal operation and securing source of repayment to the Bank, the Customer shall maintain certain financial or operating conditions during the period it transacts with the Bank. The Customer further agrees that such conditions shall be incorporated into any credit agreement entered by and between the Customer and the Bank. If the Customer breaches the foregoing provisions and fails to cure it within the prescribed period set forth in the notice from the Bank, with respect the entire indebtedness owed by the Customer to the Bank, the Bank may at any time cease or decrease the credit line extended to the Customer, shorten the credit line extension period or declare the entire principal and interest immediately due and payable.

(Finance or Operation Conditions Promised by the Customer are as follow):

Chapter Five:Real Property

To guarantee and secure repayment of all debts owed to the Bank, the Customer provides the Bank with the real property (the detail as specified in the relevant mortgage agreement) as collateral under a maximum-amount mortgage, which has completed its mortgage registration with the Land Registry Office (No. _____) on _____.

To secure the rights and interests of the Bank, the Customer hereby agrees to the following terms and conditions in connection with the mortgaged real property (including unregistered buildings):

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Article 1.No Lease Warranty

At the time the mortgage is created, there are no leases, rights of use, or other rights of a third party with respect to the mortgaged collateral, and the mortgaged collateral was not occupied by any third party. The Customer shall not create any such encumbrance on the collateral, lease, or lend the collateral to any third party or engage in any kind of act that may diminish the value of the collateral without obtaining the prior consent the Bank. If the Customer breaches the foregoing provisions in any way and the Banks suffers losses or damages as a result thereof, the Customer shall be liable to compensation and indemnify the Bank for the full amount thereof.

Article 2.Warranty on Lease (Collateral Provider)

The Customer covenants not to undertake any change to the lease agreement, extension of the term thereof, or alteration, revision or amendment of any of the leasing conditions thereof without obtaining the Bank’s consent first. The Customer shall avoid the application of Article 451 of the Civil Code in all circumstances. If the Bank disposes of (seizes) the collateral, the Customer agrees to promptly and unconditionally cancel or terminate the lease with the tenant. Unless agreed by the Bank, the Customer shall not grant any third party any right on the collateral or engage in any kind of act that diminishes the value of the collateral. If the Customer breaches the foregoing provision and the Bank suffers any losses or damages as a result thereof, the Customer shall be liable to compensate and indemnify the Bank for the full amount thereof.

Article 3.Warranty on Lease (Tenant)

The Customer covenants not to undertake any change to the lease agreement, extension of the term thereof, or alteration, revision or amendment of any of the leasing conditions thereof without obtaining the Bank’s consent first. The Customer shall avoid the application of the Article 451 of the Civil Code in all circumstances. If the Bank disposes of (seizes) the collateral, the lease shall be deemed unconditionally cancelled or terminated, and the tenant shall promptly and voluntarily vacate the premises, any property left behind will be deemed abandoned and relinquished, those properties will be subject to the disposal of the Bank, without objection. All rights or interests of the tenant with respect thereto have been waived. The aforementioned real property owned by the tenant is for the purpose of ______________ and has no sub-lease existing thereon.

Article 4.Warranty on Vacant Land

Unless prior written consent from the Bank has been obtained, before the Bank waives its mortgagee rights, no building or other construction may be built on the mortgaged land lots, and the condition of the land lots shall be maintained. Upon the approval by the Bank, immediately upon the completion of the construction, the Customer shall undertake to mortgage the completed building or construction to the Bank at first priority lien position. The Customer covenants not to change the project applicant during the construction period. If the Customer breaches the foregoing provisions, the Customer shall unconditionally honor any requests from the Bank, which requests may include, but not limited to, demolishing the unregistered buildings or constructions on the mortgaged property, compensate or indemnify the Bank for any losses or damages arising therefrom, or repay the indebtedness immediately.

Article 5.Mortgage of Unregistered Buildings

If there is any unregistered building or construction (including accessories at the ground level or additionally built unit on the top) erected on the collateral at the time of the creation of the mortgage, and the Customer is the original project applicant/owner or has the right of use, the Customer agrees to mortgage that unregistered building or construction to the Bank. If the Bank enforces its mortgagee rights, the Customer will comply and cooperate with any disposition of that collateral by the Bank.

Article 6.Waiver of Construction Lien

With respect to all of the aforementioned land lots, buildings or completed improvements mortgaged to the Bank by the developer/project applicant as collateral for the extension of any credit line, the contractor agrees to unconditionally waive any contractor’s lien thereto and the rights to request for the lien registration. Without objections, the contractor shall have no right to claim contractor’s lien or any other rights from the Bank or successors of the Bank.

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Article 7.Ownership Registration within the Prescribed Period of Time

The mortgaged real properties include the following additionally built units whose ownership registration has not been completed. The Customer hereby represents and warrants that the customer is the original project applicant/owner of those buildings or construction and has the right of disposal and use. The Customer covenants to complete ownership registration of that building or construction within ____ months and immediately mortgage it to the Bank at the first priority lien position. If the Bank enforces its mortgagee rights on the collateral prior to completion of the aforementioned process, the Customer will comply and cooperate with any disposition or that collateral by the Bank.

The unregistered buildings are listed as follow:

Article 8.Warranty on Loan for Use

There is no lease between the Customer and the owner. Upon request by the owner or the Bank to return the collateral, or when the Bank applies for compulsory enforcement and foreclose on the collateral in accordance with the law, the Customer agrees to promptly and unconditionally return the following real property borrowed or occupied.

Article 9.Proof Documents for Relatives

___________ is a minor (date of birth: ____). For the needs of long-term development, the parents of that minor wishes to apply for a loan from the Bank; we (three relatives other than the parents) hereby confirm that the aforementioned loan and mortgage are for the benefit of that minor.

Article 10.No Construction Lien

With respect to the mortgaged collateral, all debts owed by the Customer to all contractors who may hold contractor’s liens (including those who built or made major improvements to the collateral building) in relation to construction have been repaid in full, and no construction lien exists. If it is later discovered that the Customer has submitted fraudulent information, the Customer shall be criminally liable and shall compensate and indemnify the Bank for any and all losses or damages suffered by the Bank.

Article 11.No Rent Control

At the time the mortgage is created, the land lots thereunder are self-owned. There is no effective rent control agreements entered and no other lease relationship has been in existence (including, but not limited to, the 0.375% maximum rent restriction for the statutory farmers).

Article 12.Warranty on Private Residence

The mortgaged collateral is the sole self-owned residence of the Customer (including its spouse and children); the Customer shall be criminally liable for submitting fraudulent information, and shall immediately repay the indebtedness in accordance with the Bank’s policies, guidelines, or regulations.

Article 13. Causes of Confirmation of Secured Credit Rights

If the amount of the encumbrance created on the collaterals is the maximum mortgage amount and/or maximum pledge amount, the Bank may unilaterally suspend the credit extensions or transactions and refrain from engaging in other credit extensions or transactions in case of the occurrence of any of the following events:

(a) The original date of confirmation of the credit rights is due.

(b) The modification of the scope of the secured credit rights or another event causes the original credit rights to stop arising.

(c) The legal relationship from which the secured credit rights arise has been terminated or has extinguished as a result of another event.

(d) The Bank refuses to allow any credit rights to continue to arise, or there is an instance under Article 881-5 or 881-7 of the Civil Code where the Customer (including the jointly and severally liable borrower) or the collateral owner requests for confirmation.

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(e) The Bank petitions for a ruling to auction the collaterals, or requests for the assignment of the ownership of the collaterals according to the provision of Article 873-1 of the Civil Code, or the making of an agreement according to the provision of Article 878 of the Civil Code.

(f) The collaterals are attached by the court upon another creditor’s petition for compulsory execution, and the Bank is aware of, or has been notified by the execution court of this fact. However, this restriction shall not apply to the circumstance where the attachment on the collaterals is revoked.

(g) The Customer (including the jointly and severally liable debtor) or the mortgagor is adjudicated bankrupt by the court. However, this restriction shall not apply to the circumstance where the court’s adjudication is annulled and the annulment is confirmed.

(h) There is an instance as mentioned in Article 881-10 of the Civil Code.

(i) There are other circumstances which cause the original credit rights to be confirmed.

The Customer or the collateral provider irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum mortgage amount/ maximum pledge amount, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and that the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

Chapter Six:Construction Financing

Article 1.Waiver of Construction Lien

The Customer (hereinafter the “Contractor”) has constructed/made major improvements to buildings owned by ___________ (hereinafter the “Project Applicant”) located on land lot No. ________ located in ______ Hsien (City) _______ Town (District) _______ Sec. _______ Sub-sec. The Project Applicant has provided or has covenanted to provide the aforementioned land lots and buildings or completed buildings after the completion of improvements as collateral to secure the Bank’s extension of credit. The Contractor unconditionally agrees to waive any contractor’s lien it may have in connection with the aforementioned buildings, and shall not claim the existence of contractor’s lien to the Bank.

Article 2.Not to Grant Junior Lien

The Customer has mortgaged to the Bank _____ pieces of land lots with land lots No. ___________ located in ______ Hsien (City) _______ Town (District) _______ Sec. _______ Sub-sec, and certain project applicant has constructed buildings on the mortgaged land lots. To secure the Bank’s rights, the Customer hereby warrants that, during the period of construction by the project applicant, it shall not grant junior liens on the collateral to any third party; if the Customer breaches this warranty, the Bank is entitled to repossess the mortgaged land lots.

Article 3.Warranty on Vacant Land

The Customer has applied to the Bank for the financing to purchase land lots No. ___________ located in ______ Hsien (City) _______ Town (District) _______ Sec. _______ Sub-sec. If the Customer fails acquired that land lot prior to _____ year _____ month _____ date and mortgaged it to the Bank at first priority lien position, the Customer shall repay in full the original loan principal and interest before _____ year _____ month _____ date. Any breach of the foregoing provision will result in a waiver of the term or repayment granted therewith. This provision is a part of the acceleration clauses with respect to the Bank’s right to lengthen or shorten the credit line extension period as it sees fit, or declare the entire indebtedness immediately due and payable.

The list of land lots is as follows:

Article 4.Warranty by the Project Applicant

The original borrower provided land lot No. _______ (_______ ping) as collateral to the loan with the Bank in the amount of NTD _______________. The Customer has or will construct buildings on the mortgaged land lots. To secure the Bank’s interests, the Customer hereby warrants that it shall not change the identity of the project applicant without obtaining prior written consent from the Bank.

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Article 5.Warrant on Providing Collateral after Construction

To guarantee the repayment in full of the indebtedness owed by itself or any third party __________ to the Bank, the Customer has mortgaged its real property (please refer to the Mortgage Agreement for details) to the Bank at the first priority lien position with maximum mortgage amount at NTD ____________________, which mortgage was registered with the Land Registry Office (No. _____________) on _____ year _____ month _____ day. The Customer plans to construct buildings on that collateral land lots. The Customer hereby agrees to immediately mortgage the buildings constructed on the land lots to the Bank at the first priority lien position after the completion of the construction and registration. Prior to completion of such process, in the event that the Bank enforces its mortgagee rights, the Bank may, at its discretion, dispose of the aforementioned buildings to secure repayment.

Article 6. Notification of Change of Contractor and Abandonment of Right of Detention

The Customer agrees that in case contractor of construction has changed, the Customer shall forthwith notify the Bank of the facts and procure agreement and undertaking from the succeeding contractor, in which the succeeding contractor shall warrant and agree to abandon its right of detention at law. If the Customer fails to observe provision in this (6) Article, the Bank shall have right at any time to terminate or limit the Customer’s credit line, shorten the credit line period, and/or enforce the acceleration clause herein to have the principal and accrued interest, if any, become due and payable instantly.

Chapter Seven: Certificate for Provision of Collateral and Pledge Agreement

In order to secure all indebtedness to the Bank under Article 1 below whether present (including debts incurred in the past and currently not yet repaid) or future, owed by the Customer himself or the third party, , to the extent under the maximum pledge in an amount of NTD (or its equivalent amount in foreign currency), the Customer hereby provides the collateral or the beneficiary right to the trust asset as listed in the attached collateral list to the Bank, and agrees to comply with the following terms and conditions:

Article 1: Scope of Debts to be Secured

The indebtedness, to the extent of the maximum amount secured by the pledge, owed by the debtor, the jointly and severally liable debtor and the pledgor to the pledgee at present (including debts incurred in the past and currently not yet repaid) and in future, including loans, advances, acceptance, bills, guarantee, bank guarantee, overdraft, discount, purchase of clean bills, issuance of letters of credit, import and export negotiation, import and export foreign exchange business, accounts receivable financing agreement, financial derivatives trading agreement, credit card agreement, merchant agreement and indebtedness arising from the basic legal relationship in respect of the businesses which may be conducted by a bank (including principal, interest, default interest, penalties, processing fees), and expenses for obtaining the subject of execution, expenses for safeguarding the pledge rights, insurance premium for the collaterals advanced by the pledgee, and indemnity for damages in connection with the non-performance of obligations arising from the aforesaid legal relationship.

Article 2: Joint Indebtedness

If the Customer and other debtors jointly issue an agreement, a receipt or bill to the Bank for the purpose of obtaining a loan, notwithstanding that the Bank has appropriated payment only to the other debtors who have jointly issued the agreement, receipt or bill, it shall be deemed that the Bank has appropriated payment to the Customer, and the Customer shall acknowledge the indebtedness as its own and agree to bear the liability for repayment of the indebtedness jointly and severally. An appropriation of payment to one or several of the Customer s shall also be deemed to be an appropriation of payment to all of the jointly and severally liable borrowers, and the Customer shall acknowledge the indebtedness as its own and agree to bear the liability for repayment of the indebtedness jointly and severally.

Article 3: Date of Confirmation of Secured Credit Rights

The date of confirmation of the secured credit rights is _____ (year) ______ (month) ____ (day) (i.e., the day preceding the date of expiry of the term of pledge).

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Article 4: Causes of Confirmation of Secured Credit Rights

If the amount of the encumbrance created on the collaterals is the maximum mortgage amount and/or maximum pledge amount, the Bank may unilaterally suspend the credit extensions or transactions and refrain from engaging in other credit extensions or transactions in case of the occurrence of any of the following events:

(a) The original date of confirmation of the credit rights is due.

(b) The modification of the scope of the secured credit rights or another event causes the original credit rights to stop arising.

(c) The legal relationship from which the secured credit rights arise has been terminated or has extinguished as a result of another event.

(d) The Bank refuses to allow any credit rights to continue to arise, or there is an instance under Article 881-5 or 881-7 of the Civil Code where the Customer (including the jointly and severally liable borrower) or the collateral owner requests for confirmation.

(e) The Bank petitions for a ruling to auction the collaterals, or requests for the assignment of the ownership of the collaterals according to the provision of Article 873-1 of the Civil Code, or the making of an agreement according to the provision of Article 878 of the Civil Code.

(f) The collaterals are attached by the court upon another creditor’s petition for compulsory execution, and the Bank is aware of, or has been notified by the execution court of this fact. However, this restriction shall not apply to the circumstance where the attachment on the collaterals is revoked.

(g) The Customer, the jointly and severally liable debtor, or the mortgagor/pledgor is adjudicated bankrupt by the court. However, this restriction shall not apply to the circumstance where the court’s adjudication is annulled and the annulment is confirmed.

(h) There is an instance as mentioned in Article 881-10 of the Civil Code.

(i) There are other circumstances which cause the original credit rights to be confirmed.

The Customer or the collateral provider irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum mortgage amount/ maximum pledge amount, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and that the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

Article 5: Acceleration

In the event of any of the following circumstances in connection with the indebtedness owed by the Customer to the Bank, except items (f) ~ (i) in which case the Bank shall give a prior notice or demand with a reasonable cure period, the Bank may at any time immediately suspend the credit extension to the Customer, or reduce the credit line, or shorten the credit extension term, or declare all principal and interest amounts immediately due and payable:

(a)	The Customer fails to repay any indebtedness or to repay the principal thereof in installments as agreed.
(b)	The Customer petitions for composition, adjudication of bankruptcy or reorganization; the Clearinghouse has made a public announcement that it has refused dealings with the Customer; the Customer has suspended operation or is in the process of liquidation.
(c)	The Customer fails to provide the collaterals to fulfill its original obligation as agreed.
(d)	The Customer died and his/her successors have declared limited succession or abandonment of succession.
(e)	The court adjudicates confiscation of the Customer’s principal assets as a result of a criminal offense.
(f)	The Customer fails to pay interest on any indebtedness as agreed.
(g)	The collaterals have been attached; or have extinguished, decreased in value, or become insufficient to secure the credit rights.
(h)	The Customer’s actual use of the funds with respect to the indebtedness owed to the Bank does not conform to the use thereof as approved by the Bank.
(i)	The collaterals are subject to compulsory execution or provisional attachment, provisional disposition or other safeguard measures, which makes it likely that the Bank may not be indemnified.
(j)	In addition to the circumstances specified in the above items, other circumstances which are concertedly stipulated in an agreement as having an acceleration effect (with or without notice), as required by the Bank for the purpose of safeguarding its credit rights.

Article 6: Warranty

The Customer positively represents that it has lawful ownership of all the collaterals provided, and that other persons do not have any rights therein. In the event of any dispute, the Customer shall deal with the dispute unilaterally without involving the Bank.

The Customer warrants that:

(a)	The chattels provided as collateral and their place of storage are the same as specified on the Detailed Chart of Collaterals.
(b)	Where the collaterals are instruments of title such as bills of lading, warehouse receipts, etc., the name, type, quality, quantity, specifications and condition of the goods represented by the said instruments are consistent with the description of same on the said instruments.

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(c)	Where the collaterals are instruments of title such as bills of lading, warehouse receipts, etc., and the quality or quantity of the goods as specified on the documents is found to be inconsistent with the actual quality or quantity of the goods, or where there are other false representations, the Customer shall, regardless of whether the said goods are stored in a warehouse operated by the Bank itself or in another warehouse, immediately replace or supplement the goods to make them consistent with or equivalent to the collaterals as specified on the said documents, or repay all the indebtedness, unless the Customer can prove that such inconsistencies are attributable to the Bank’s willfulness or gross negligence.

Article 7: Storage of Chattels and Pledgee’s Safekeeping Liability

Where the collaterals are chattels, the Bank has the right to determine their storage location and safekeeping method, and to inspect them at any time. If the Customer’s place of storage and method of management with respect to the collaterals are inappropriate, the Bank may notify the Customer to move the collaterals to another place or rectify the situation, and the Customer shall immediately act accordingly. When the Bank takes possession of the collaterals according to the law, the Bank shall not be held liable for any mistake in connection with the decision to move the collaterals, or any damages sustained from the non-movement of the collaterals, unless there is an event the liability for which is attributable to the Bank.

Where the collaterals are possessed and safekept by the Bank, the Bank does not bear any liability for the same unless there is willfulness or gross negligence on the part of the Bank. Where there is an event the cause of which is attributable to the Bank according to this Agreement, the Bank’s duty of care shall be limited to willfulness or gross negligence before the Bank may be held liable.

Article 8: Restrictions on Disposal of Collaterals and Duty of Care for Their Use and Safekeeping

Prior to the repayment of the secured indebtedness, the Customer shall not transfer, mortgage, pledge, lease, pawn, move, or otherwise dispose of the collaterals on its own accord without the Bank’s written consent.

If the Customer r intends to change, improve, increase or abandon the collaterals, the Customer may do so only after obtaining the Bank’s written consent. If it is necessary to attend to an amendment of the registration particulars, the Customer agrees to attend immediately to all procedures necessary for the application for amending the registration particulars at his expense.

The Customer agrees to exercise the care due of a good administrator and use the collaterals properly and safekeep them carefully, and not to neglect any acts to repair or maintain the collaterals which are necessary for safekeeping them. All taxes, repair costs, etc. relating to the collaterals shall be borne and paid by the Customer accordingly.

Article 9: Replacement or Supplement of Collaterals

If the collaterals provided by the Customer are damaged, have extinguished, have turned bad, have depreciated in value, or are likely to be in the aforesaid circumstances for causes not attributable to the Bank, the Customer agrees to immediately replace them with collaterals approved by the Bank, or provide supplemental or additional collaterals approved by the Bank, or repay all the indebtedness owed to the Bank.

Article10: Notice of Change in Collaterals and Collection of Interest or Compensatory Fees

In the event of any change in the collaterals provided by the Customer such as damage, extinguishment, depreciation in value, or interest arising therefrom, or requisition for public use, or other causes which shall be compensated by a third party, the Customer shall immediately notify the Bank. Although the Bank has no obligation to collect such interest or compensation, it may nevertheless do so unilaterally and apply the same to set off the indebtedness owed by the Customer or the debtor, the jointly and severally liable debtor, or the Customer, but the Customer shall not collect such interest or compensation on his own accord without the Bank’s consent. If the Bank shall suffer any damage as a result of the Customer’s negligence in giving the aforesaid notice to the Bank, the liability for indemnity shall be borne by the Customer.

Article 11: Return or Replacement of Collaterals and Certificates

Any person holding a receipt, or certificate of custody, or account passbook issued by the Bank to the Customer, or a document of receipt signed by the Customer, or the Customer’s seal, may go the Bank to request for the return or replacement of the collaterals, or amendment of the certificate of rights, or other relevant documents. Such person shall be deemed to be the Customer’s agent, and the Bank may permit the return or replacement of the same.

Article 12: Method of Repayment, Partial Repayment

The Customer shall repay the indebtedness in accordance with the original term, amount, and interest rate as agreed with respect to the various debts.

Where the Customer repays a part of the secured indebtedness and requests the Bank to return a part of the collateral proportionately, the return of collateral shall be made only after the Bank has given its consent thereto and, if it is necessary to amend the registration particulars, the expenses therefor shall be borne by the Customer.

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Article 13: Procedures and Insurance

The Customer agrees to attend to the warehousing, tax payment, fine payment, insurance (including renewal of insurance cover and procuring additional cover), delivery, management, movement or other procedures with respect to the collaterals which are necessary according to the law or agreement, and the relevant expenses and taxes shall be borne by the Customer.

If the collaterals are insurable, the Customer shall designate the Bank as the preferential beneficiary, request the insurance company to insert a special pledge clause in the insurance policy, and procure appropriate insurance cover against fire risks or other risks as requested by the Bank, and the expenses therefor shall be borne by the Customer. If it is deemed to be necessary by the Bank, the Bank may unilaterally procure insurance cover, or renew the insurance cover against fire risks or other risks on behalf of the Customer, and the Customer shall immediately repay the principal and interest in respect of the insurance premium advanced by the Bank, failing which the Bank may include the principal and interest in respect of the insurance premium advanced by the Bank in the scope of the secured indebtedness for preferential settlement. However, the Bank has no obligation to procure or renew any insurance cover on behalf of the Customer.

If the collaterals have extinguished, regardless of any reason the insurance company may use to refuse or defer indemnity payment or whether the indemnity payment is insufficient, the Customer shall immediately repay all the indebtedness, or provide other collaterals approved by the Bank.

Article 14: Bills Receivable

Where the debtor or the Customer provides, endorses and transfers bills receivable to the Bank as a means for securing or repaying the indebtedness owed to the Bank, the Customer agrees to the following:

(a)	In order to facilitate bookkeeping, the Bank may, after the bills are cashed and the payments have been booked and accrued to a certain amount, unilaterally apply the accrued payment to set off various debts owed by the debtor or the Customer and, in case of any deficiency, the Customer shall still bear the liability for repayment of the indebtedness in full.
(b)	After a bill receivable as mentioned above has matured and the Bank has cashed and booked the payment, the debtor or the Customer may, subject to the Bank’s consent, deliver to the Bank in the aforementioned manner another bill receivable having a value greater than, or equivalent to that of the bill receivable which has already been cashed, and the Bank may transfer the aforesaid cash amount to the account of the debtor or the Customer at the Bank, or remit the same to the account of the debtor or the Customer at another financial institution. With respect to all the indebtedness owed by the Customer to the Bank, the Customer shall still bear the liability for repayment in full according to the terms and conditions of the relevant to the bills, IOUs, etc. issued by it.
(c)	If a bill receivable as mentioned above is not accepted and cashed, and the debtor or the Customer fails to attend to the matter within the prescribed period as notified by the Bank, or if notice cannot be served on the debtor , the jointly and severally liable debtor, or the Customer, the Bank may, depending on the economic condition of the debtor under the bill, conclude a settlement with the debtor under the bill for any amount which is less than the face value of the bill.

Article 15: Time Deposit Certificates, Composite Investment Products

When the date of repayment of a loan of the Customer is due, or when the Customer’s time limitation benefit with respect to the loan has extinguished, the Customer shall repay the principal and interest in full. If the Customer cannot make repayment, the Customer agrees and hereby authorizes that the Bank may unilaterally rescind the contracts for the pledged time deposit certificates or composite investment products, and apply all the proceeds and gains on the products realized from the rescission of the contracts to set off the principal, interest, default interest, penalties and various expenses. The Customer has no objection whatsoever to the time of rescission of the contracts by the Bank and the manner of disposal, but the Bank shall notify the Customer after the rescission of the contracts.

If there is any balance left after the set-off, the Bank may apply such balance to set off all other indebtedness owed by the Customer to the Bank on a preferential basis, and the Customer further agrees that the Bank may transfer the remaining funds back to the Customer’s account at the Bank which was designated by the Customer at the time it subscribed for the products. Furthermore, the collateral certificate issued by the Bank shall be nullified immediately and the Customer has no objection whatsoever thereto.

Article 16: Beneficial Rights in Trust Properties

(a)	At the time of execution of this Agreement, the Customer shall notify the trustee to complete the registration of the pledge created on the trust beneficial rights and, if there is any certificate representing such rights, the Customer shall deliver it to the Bank at the same time. Without the Bank’s prior written consent, the Customer shall not replace the collaterals on the trust beneficial rights provided by the Customer. If there is any replacement, the collaterals after the replacement shall prevail.

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(b)	If the trust benefits represented by the trust beneficial rights shall increase due to an increment in the trust properties as a result of the management and utilization of the trust properties, or as a result of additional trust properties delivered by the settlor, the said additional part shall also fall within the scope of the pledge created in the present instance.
(c)	After the creation of the pledge, the Customer shall not, without the Bank’s prior written consent, modify the trust agreement arbitrarily, take delivery of the trust properties, terminate the trust agreement, change the beneficiary, dispose of the rights of the beneficiary of the trust, or do any legal act to cause the Bank’s pledge to extinguish.
(d)	When the Bank executes the pledge on the trust beneficial rights, the Customer shall, in addition to releasing the Bank from the obligation to notify the Customer of the execution of the pledge, agree without any objection to the time and manner of disposal of the trust beneficial rights by the Bank. If there is any balance left after the disposal, the Bank may apply such balance to set off all other indebtedness owed by the Customer to the Bank on a preferential basis. Furthermore, the Customer agrees that the Bank may transfer the remaining funds back to the Customer’s account at the Bank, and that the Customer shall unconditionally coordinate with the Bank in attending to all necessary procedures for completing the transaction without any objection.
(e)	The creation of the pledge on the trust beneficial rights shall not affect the performance and management of the trust agreement.
(f)	A photocopy of this Agreement shall be delivered to the trustee for pledge registration purposes.

Article 17: Stocks Pending Listing on Taiwan Securities Exchange

With respect to a stock which the Customer has provided to the Bank to secure all the indebtedness owed to the Bank, the Customer agrees that if the listing of the said stock on the Taiwan Securities Exchange is delayed and the stock cannot be traded publicly, or if the listing of the said stock is cancelled by the regulatory agency for other reasons, the Customer shall, regardless of whether its indebtedness has matured, make up the difference resulting from the fall in the price of the stock by providing additional collaterals which are approved by the Bank, or repay the indebtedness within one month from the date of receipt of the Bank’s notice. Otherwise, the Customer shall waive its time limitation benefit and unconditionally agree to the disposal or sale of the collaterals by the Bank. Furthermore, the Customer also agrees to commission the Bank with full authority to dispose of, or sell the collaterals at the time, in the manner, and at the price as determined by the Bank to set off the indebtedness.

Article 18: Disposal of Non-Listed Securities

When there is a fall in the spot price of a stock provided by the Customer or when there is a deterioration of the business, finances or credit of the stock issuing company which, from the Bank’s point of view, may impair the Bank’s rights and interests, the Customer agrees to provide supplemental collaterals, or repay the loan in installments, or replace the collaterals within the deadline as notified by the Bank, regardless of whether the loan has matured or not. Otherwise, the Customer’s time limitation benefit with respect to the indebtedness owed to the Bank will extinguish, and all the indebtedness owed to the Bank will be considered as having matured, and the Customer shall agree that the Bank may unilaterally dispose of or sell the collaterals to set off the principal and interest owed to the Bank. As for the manner and price of disposal of the collaterals, the Customer agrees to commission the Bank with full authority to deal with the same. Furthermore, the Customer agrees that this Agreement may be used to prove such authorization, and that it will not revoke the commission before the indebtedness is repaid in full.

Article 19: Collateral Maintenance Rate (TSE/GreTai Listed Securities)

To meet the Bank’s requirement to safeguard its credit rights as a result of its credit extension dealings with the Customer, the Customer agrees to exert its best effort to maintain the value of the collaterals in case of a fluctuation of the value of the collaterals during the credit extension term, and the Customer further agrees to deal with such an event according to the following agreed terms:

(a)	The collateral maintenance rate in connection with the credit extended to the Customer shall be the collateral maintenance rate of the whole account calculated on the basis of the total balance of the Customer’s credit line. The maintenance rate is: Current market price of TSE listed securities provided as collateral/Total balance of credit line x 100%.

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(b)	When the collateral maintenance rate is lower than ___ % due to a fluctuation of the market price of the collaterals, the Bank shall notify the Customer to make payment to make up the difference.
(c)	If the collateral maintenance rate of the whole account still fails to reach the maintenance rate as stipulated in item (b) within two business days after the Bank has notified the Customer, and the Customer does not attend to payment to make up the difference, the Customer’s time limitation benefit with respect to the indebtedness owed to the Bank will extinguish, and all the indebtedness shall be considered as having matured. Commencing from the said business day, the Bank may auction or sell the collaterals on the open market to set off the principal and interest owed to the Bank. As for the manner and price of disposal of the collaterals, the Customer agrees to commission the Bank with full authority to deal with the same and to apply this provision to prove such authorization.
(d)	If the collateral maintenance rate of the whole account shall rise back to the maintenance rate as stipulated in item (b) or above within two business days after the Bank has notified the Customer, the Bank may not dispose of the collaterals for the time being although the Customer has not attended to payment to make up the difference. However, on any business day thereafter when the collateral maintenance rate of the whole account is lower than the maintenance rate as stipulated in item (b), the Customer shall automatically attend to the supplemental payment on the current day. Otherwise, the Bank shall have the right to dispose of the collaterals commencing from that day.
(e)	If the collateral maintenance rate of the whole account shall rise back to the maintenance rate as stipulated in item (b) plus 30% or above although the Customer has not attended to payment to make up the difference or has only attended to payment of a part thereof, or if the aggregate amount of the consecutive payments made by the Customer is sufficient to make up the difference as notified by the Bank before the disposal of the collaterals, the Bank will cancel the record of the said demand for supplemental payment; provided, however, that the Bank has the right to be released from the restriction of this item.
(f)	The Bank agrees that the interest arising from a collateral provided by the Customer shall be collected by the Customer. However, the Customer agrees that, commencing from the 7th business day prior to the ex-right/ex-dividend date on which the said interest will arise, the reference price of the collateral on the ex-right/ex-dividend date shall be used as the standard for calculating the collateral maintenance rate of the whole account.
(g)	If there is a deterioration of the business, finances or credit of the Customer or the issuing company which, form the Bank’s point of view, may impair the Bank’s rights and interests and the interests of the borrower or the Customer, the borrower or the Customer agrees that the Bank may auction the collaterals according to Article 892 of the Civil Code and replace the collaterals with the proceeds realized from the auction, if the Bank shall determine from an evaluation conducted by itself that such circumstance may impair its credit rights.

Under urgent circumstances, the Customer or pledgor, as the case may be, agree to release the Bank from its obligation to give notice with respect to the auction stated in the preceding paragraph.

Whether to conduct an auction as stated in the first paragraph is at the Bank’s discretion; the Bank is not obligated to conduct such auction.

Article 20: Transfer of the Ownership of the Collateral

Where the date of repayment of the indebtedness secured by this pledge is due but the indebtedness is not repaid, the pledgee may request the Customer to transfer the ownership of the collaterals to the pledgee, and to deliver the collaterals to the pledgee for possession. If registration of the assignment of the ownership of the said collaterals is required, the Customer shall, at the pledgee’s request, unconditionally agree to coordinate with the pledgee in attending to all the procedures therefor, and the Customer shall not delay in complying with the aforesaid request of the pledgee for any reason.

With respect to the value of the collaterals the ownership of which is transferred, the Customer agrees to use the results of the appraisal conducted by an impartial appraisal organization as the basis for ascertaining the value thereof. The relevant appraisal fee shall be shared equally by both parties and, unless otherwise agreed, the payment of taxes and burden of expenses in connection with the transfer of the ownership shall be dealt with according to the provisions of the relevant tax laws or customs.

Article 21: Place of Performance

The place of performance of this Agreement is the place of business of the Bank.

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Article 22: Service of Notice or Demand

Any demand or notice arising from this Agreement, if sent by post or delivered by special messenger to the address which was last notified by the recipient of the demand letter or notice or its representative shall be deemed to have been duly served. However, where the recipient or its representative has moved from the said last-notified address, or there are other causes attributable to the recipient or its representative thereby making it impossible to effect service at its last-notified address, and the recipient or its representative did not give any prior notice to the Bank, then the aforesaid demand or notice shall be deemed to have been served on the recipient after the Bank has posted it to the address which was last notified by the recipient or its representative and the passage of the normal postal delivery time.

The Customer irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum pledge amount according to Article 4, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

Article 23: Governing Law and Jurisdiction

With respect to the Customer’s obligations arising from this Agreement, the laws of the Republic of China shall govern the requisites, manner and effect in connection with the establishment of the legal acts of the Customer, unless there is another agreement which stipulates that __________ law shall apply.

The place of performance of this Agreement is the place where the Bank is located. The Customer agrees with the Bank that, in the event he is involved in any litigation by reason of this Agreement, the district court at the place where the Bank’s head office or its ________ Branch is located, or the Taiwan Taipei District Court, shall have jurisdiction over such litigation as the court of first instance; provided, however, where the law has special provisions relating to special jurisdiction, such provisions shall apply.

Article 24: This Agreement are executed in both Chinese and English. If there is any conflict or discrepancy between the Chinese and English versions hereof and thereof, the Chinese version will prevail.

Article 25: Matters Not Dealt with by this Agreement

Matters which are not dealt with by this Agreement shall be dealt with in accordance with the provisions of the Bank’s General Agreement For Omnibus Credit Lines, the Guarantee Agreement, the Trust Agreement, or other agreements.

Chapter Eight:Provisions for Information Sharing between Chinatrust Financial Holding Company and its Subsidiaries

Article 1.For cross-selling purposes, the Customer agrees that the Bank may furnish the Customer’s information (including, without limitation, its basic, account, credit, investment, and insurance information) to the financial holding company that the Bank is a part of, or to the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, for mutual disclosure, transfer, and sharing.

Article 2.The contents and scope of the information referred to hereinabove are as follows:

1.Basic Information: including, without limitation, name, date of birth, identification number, contact telephone number, and address.

2.Account Information: including, without limitation, account numbers or other numbers of comparable function, credit card numbers, savings account numbers, trading account numbers, savings and loan amounts, and other trading information, and financial statements.

3.Credit Information: including, without limitation, records of dishonored checks, cancellation records, rejection records, and other operational information.

4.Investment Information: including, without limitation, objectives, amounts, timing, of investments and sales of investments information.

5.Insurance Information: including, without limitation, insurance types, periods, insured amounts, premium payment methods, claims processing, records of refusals to insure, and other information.

Article 3.The Customer understands and agrees that the Bank, the financial holding company that the Bank is a part of, and the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may, in accordance with their business objectives and as permitted by the law, collect, process by computer, transmit internationally, and use (including for the purposes of administrative research, promotion , or distribution of consumer reports, etc.) the Customer’s personal information.

Article 4.The Customer also agrees that the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may designate a third party to process that information. The Customer further consents and agrees to any and all disclosure of the information set forth in the foregoing Article 1 of this Chapter to that third party designated by the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act.

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Chapter Nine:Penalties for Early Repayments

With respect to the credit facility by and between the Customer and the Bank in the amount of NTD (or foreign currency) __________,the Customer hereby undertakes that, except for the loan to be repaid in installments, within ____ years form the drawdown date in accordance with the Agreement, if the Customer intends to make early repayment in full or in part, it shall notify the Bank by a two-month prior written notice, and make additional payment to the Bank at ____% of the outstanding balance before repayment or the amount of the partial repayment as penalty for early repayment.

Article 1.Among the documents executed by and between the Customer and the Bank for the relevant transactions, the Customer has received one copy of the following selected documents:

1.V Credit Extension Specimen Card         2.V Promissory Notes

3.V General Agreement for Omnibus Credit Lines         4.VAgreement for Individually Negotiated Terms and Conditions

5.□ Supplementary Agreement for General Agreement for Omnibus Credit Lines 6.□Drawdown Application

7.□          8.□

9.□          10.□

11.□          12.□

13.□          14.□

15.□          16.□

Article 2.In addition to complying with the preceding general terms and conditions, the Customer shall comply with other financing agreements or documents executed pursuant to different terms and conditions by the Customer or its related parties (for example, joint and several guarantors). The Customer shall have no objections even if copies of such agreements or documents have not been obtained. In witness thereof, the parties hereby represent herein.

Chapter Eleven:Other Special Terms and Conditions

To: CTBC Bank Co., Ltd.

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List of Collateral:      Collateral Provider:

Name	Type	Quantity	Remark

List of Collateral:      Collateral Provider:

Name	Type	Quantity	Remark

List of Collateral:      Collateral Provider:

Name	Type	Quantity	Remark

List of Collateral:      Collateral Provider:

Name	Type	Quantity	Remark

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Customer: Date: [  yy] [  mm] [  dd]

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Customer: Date: [  yy] [  mm] [  dd]

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Customer: Date: [  yy] [  mm] [  dd]

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Customer: Date: [  yy] [  mm] [  dd]

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Customer: Date: [  yy] [  mm] [  dd]

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Customer: Date: [  yy] [  mm] [  dd]

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

(Officer in Charge	(Handled by)	Bank’s Verification

Attention :If the Customer has not reached the legal age, the Customer’s statutory agent shall also sign and chop under the “Customer’s Signature” column.

Date:

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Notification of Credit Line

The next annual review will take place on November 30, 2015.

I. Credit Grantee Name and Joint Guarantor
Credit Grantee Name Business Registration Number/ID Number Responsible Person	Applied Optoelectronics, Inc. (AOI) Taiwan Branch 28410552 Lin Zhixiang	Joint guarantor
Co-drawer
Drawer of Promissory Note with bank as its paying agent

II. Credit Line (excluding Financial Transaction Limit)

(1) Credit Line Approval

Type of Credit Line	Product Type	Amount of Credit Line	Period (Months)	Interest Rate/Service Charge
Comprehensive credit line	Short-term loan and importing O/A	TWD 90,000 ,000	12

1. TWD: corporate interest rate swap index (month) + 1.5% (Currently, CTBC's corporate interest rate swap index is 0.91% and will be adjusted month by month.)

2. Foreign currency: 1M COF + 1.8%

(Currently, CTBC's 1M COF is 0.60% and will be adjusted month by month.)

3. O/A and outward remittance service charges: USD 10/transaction

4. An inward remittance is free of any service charge.

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(2) Terms and Conditions of Credit Granting

General Conditions

1.      Short-term loans can be remitted only to suppliers, and each short-term loan is available for a maximum of 120 days.

2.      The importing O/A financing quota can be provided in 100%. Each such loan can be used for a maximum of 120 days and be remitted only to suppliers (For details, see the attachment). If there are new suppliers, such loans can be available only after being approved by CTBC.

3.      The importing O/A quota can be used only after the transaction lists or relevant invoices are provided.

4.      The inward remittance must reach USD 5,000,000 (including the related party AOI US) upon each quarterly review.

5.      The accumulated deposit upon each quarterly review must reach USD 1,000,000.

6.      CTBC will check AOI Taiwan Branch’s responsible person Lin Zhixiang's potential liabilities as surety during the review (on May 31, 2015). If Lin Zhixiang has stood guarantee for AOI Taiwan Branch in any case, Lin shall be deemed as the guarantor of this case.

Special Conditions	1. Please kindly provide a Direct Account in order to remit money to CTBC.

(3) Notes:

1.	After your company signs this notification, as the market changes, our bank reserves the rights to approve or reject your application for withdrawing or using the quota based on the original interest rate/service charge. If your company indeed demands funds, your company can apply for withdrawing the credit line only after both parties otherwise negotiate the interest rate/service charge or the credit line and record them to relevant funding application documents. For matters not mentioned herein, please refer to our bank's credit granting contract and relevant rules.

2.	For the abovementioned credit line, please provide relevant board’s meeting minutes.

CTBC Bank Co., Ltd.

January 6, 2015

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